TOPS®	Hedged Equity Conservative Growth ETF Portfolio
TOPS®	Hedged Equity Moderate Growth ETF Portfolio
TOPS®	Hedged Equity Growth ETF Portfolio

Class 1 shares

Class 2 shares

Class 3 shares

Investor Class shares

PROSPECTUS

March 15, 2017

1-855-572-5945

This Prospectus provides important information about the Portfolios that you should know before investing. Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

PORTFOLIO SUMMARY: TOPS® Hedged Equity Conservative Growth ETF Portfolio	1
PORTFOLIO SUMMARY: TOPS® Hedged Equity Moderate Growth ETF Portfolio	6
PORTFOLIO SUMMARY: TOPS® Hedged Equity Growth ETF Portfolio	11
ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	16
General Information about the Portfolios and Adviser	16
Investment Objective	17
Principal Investment Strategies	17
Principal Investment Risks	18
Temporary Investments	22
Portfolio Holdings Disclosure	22
Cybersecurity	22
MANAGEMENT	23
Investment Adviser	23
Investment Adviser Portfolio Manager	23
Sub-Adviser	23
Sub-Adviser Portfolio Manager	23
Managers of Managers Exemptive Order	24
HOW SHARES ARE PRICED	24
HOW TO PURCHASE AND REDEEM SHARES	26
TAX CONSEQUENCES	27
DIVIDENDS AND DISTRIBUTIONS	28
FREQUENT PURCHASES AND REDEMPTIONS OF PORTFOLIO SHARES	28
DISTRIBUTION OF SHARES	29
Distributor	29
Distribution Fees	29
Additional Compensation to Financial Intermediaries	29
Householding	30
VOTING AND MEETINGS	30
FINANCIAL HIGHLIGHTS	31
Privacy Notice	32

PORTFOLIO SUMMARY: TOPS® Hedged Equity Conservative Growth ETF Portfolio

Investment Objective: The Portfolio seeks capital appreciation.

Fees and Expenses of the Portfolio: This table describes the annual operating expenses that you may indirectly pay if you invest in the Portfolio through your retirement plan or if you allocate your insurance contract premiums or payments to the Portfolio. However, each insurance contract and separate account involves fees and expenses that are not described in this Prospectus. If the fees and expenses of your insurance contract or separate account were included in this table, your overall expenses would be higher. You should review the insurance contract prospectus for a complete description of fees and expenses. In the table below, Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class 1 Shares	Class 2 Shares	Class 3 Shares	Investor Class Shares
Management Fees	0.27%	0.27%	0.27%	0.27%
Distribution and Service (12b-1) Fees	None	0.25%	0.35%	0.50%
Other Expenses(1)	0.06%	0.06%	0.06%	0.06%
Acquired Fund Fees and Expenses(2)	0.10%	0.10%	0.10%	0.10%
Total Annual Portfolio Operating Expenses	0.43%	0.68%	0.78%	0.93%
(1)	Other expenses are contractually limited to 0.06%.
(2)	Acquired Fund Fees and Expenses, which are estimated for the Portfolio’s current fiscal year, are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Portfolio’s financial highlights because the financial statements include only the direct operating expenses incurred by the Portfolio.

Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. You would pay the same expenses if you did not redeem your shares. However, each insurance contract and separate account involves fees and expenses that are not included in the Example. If these fees and expenses were included in the Example, your overall expenses would be higher. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years
Class 1	$44	$138
Class 2	$69	$218
Class 3	$80	$249
Investor Class	$95	$296

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. A higher portfolio turnover rate may indicate higher transaction costs.

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Principal Investment Strategies: The Portfolio employs a fund-of-funds structure that invests, under normal market conditions, at least 80% of its assets in equity exchange-traded funds (“ETFs”). The ETFs included in the Portfolio invest primarily in equity securities representing one of the following asset classes:

▪	Common and Preferred Stocks
▪	Real Estate-Related Securities (“REITS”)
▪	Natural Resource-Related Securities

The Portfolio invests in ETFs that may invest in securities without restriction as to underlying issuer country, capitalization or currency. The Portfolio invests in REIT ETFs and natural resource ETFs without restriction as to underlying issuer capitalization.

The Portfolio’s adviser seeks to achieve the Portfolio’s investment objective by allocating assets and selecting individual ETFs using the adviser’s TOPS® (The Optimized Portfolio System) methodology. The TOPS® methodology utilizes multiple asset classes in an effort to enhance performance and/or reduce risk (as measured by return volatility). The adviser primarily selects equity ETFs that are composed of growth stocks. The adviser expects growth stocks, those with higher than average earnings growth and, typically, higher than average price-to-earnings ratios, to have returns that are higher than the equity market as a whole.

The adviser selects individual ETFs that it believes are reasonably representative of an asset class and have relatively low expenses and/or relatively high returns when compared to a peer group of ETFs. The adviser may sell individual ETFs to rebalance asset allocation or to purchase a substitute ETF with a higher expected return or lower risk profile or for any other reason.

The Portfolio’s adviser seeks to manage the risk of losses by employing a sub-adviser to execute a “hedged” capital protection strategy.

Sub-Adviser’s Hedging Strategy Using Futures

The sub-adviser believes that, historically, investors have relied on diversification as their primary risk management tool. However, during periods of global financial crisis, most asset classes have declined simultaneously. Many investors use asset allocation strategies to mitigate risk by diversifying asset class exposure amongst low- to negatively-correlated assets. The sub-adviser’s capital protection strategy involves assembling and managing a portfolio of hedge instruments that are selected to reduce the downside risk of the majority or all of the Portfolio’s securities. The sub-adviser may also sell futures contracts based on one or more market indices in an attempt to reduce the impact of a severe sustained market decline. Typically, the capital protection strategy is managed to lock-in gains from favorable returns on underlying investments and to harvest gains from a hedge vehicle portfolio during severe market corrections. The sub-adviser believes that by integrating futures contracts with underlying securities, losses may be reduced and the overall value of an investment portfolio may be enhanced over market cycles.

The sub-adviser employs a strategy that seeks to preserve asset growth in bullish markets and defend against major losses during downturns in the markets. With the sub-adviser’s capital protection strategy, which is applied to approximately 90% of the investment portfolio, the Portfolio seeks to be cushioned against severe market declines. The Portfolio may still experience declines in

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market value during downturns in the market. However, the capital protection strategy seeks to subject the Portfolio to losses that are lower than those experienced by a portfolio without a capital protection strategy. Also, the capital protection strategy is managed on an ongoing basis to adjust the protection level in an attempt to preserve gains after favorable events and harvest hedge payoffs after large market declines. The hedge instruments implemented for the capital protection strategy may be matched with treasury futures contracts to attempt to earn a higher rate than a corresponding short term money market account would.

The Portfolio and the adviser have received a Securities and Exchange Commission order that allows the adviser to hire a new sub-adviser or sub-advisers without shareholder approval.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Portfolio. Many factors affect the Portfolio’s net asset value and performance.

The following principal risks apply to the Portfolio through its investments in ETFs. Many of these risks come from the Portfolio’s investments in ETFs and futures. The value of your investment in the Portfolio will go up and down with the prices of the securities in which the Portfolio invests.

  Emerging Markets Risk: In addition to the risks generally associated with investing in securities of foreign companies, countries with emerging markets also may have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.
  ETF Risk: The cost of investing in the Portfolio will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. Each ETF is subject to specific risks, depending on the nature of the fund.
  Foreign Currency Risk: Foreign equity securities denominated in non-US dollar currencies will subject the Portfolio to currency trading risks that include market risk and country risk. Market risk results from adverse changes in exchange rates. Country risk arises because a government may interfere with transactions in its currency.
  Foreign Investment Risk: Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.
  Fund of Funds Risk: The Portfolio’s principal investment strategy involves investing in ETFs. Investors may be able to invest directly in the ETFs and may not need to invest through the Portfolio. The cost of investing directly in the Portfolio may be higher than the cost of investing directly in the ETFs. Investors of the Portfolio will indirectly bear fees and expenses charged by the ETFs in which the Portfolio invests in addition to the Portfolio’s direct fees and expenses. The Portfolio will incur brokerage costs when it purchases shares of investment companies.
  Futures Risk: Futures contract positions may not provide an effective hedge because changes in futures contract prices may not track those of the ETFs they are intended to hedge. Futures create leverage, which can magnify the Portfolio’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Portfolio’s share price.
  Limited History of Operations: The Portfolio is a new mutual fund and has a limited history of operation.
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  Management Risk: The adviser’s dependence on the TOPS® methodology and judgments about the attractiveness, value and potential appreciation of particular asset classes and securities in which the Portfolio invests may prove to be incorrect and may not produce the desired results.
  Market Risk: Overall securities market risks may affect the value of individual ETFs. Factors such as foreign and domestic economic growth and market conditions, interest rate levels, and political events may adversely affect the securities markets.
  Model Risk: The allocation model utilized in the Portfolio’s securities selection process is not certain to produce improved issuer creditworthiness, maximized returns or minimized risk, and may not be appropriate for every investor. No assurance can be given that the Portfolio will be successful under all or any market conditions.
  Natural Resource Risk: Exposure to companies primarily engaged in the natural resource markets (which for this purpose includes agribusiness) may subject the Portfolio to greater volatility than the securities market as a whole. Natural resource companies are affected by commodity price volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.
  Real Estate Risk: Real estate values rise and fall in response to a variety of factors, including local, regional and national economic conditions, interest rates and tax considerations. REIT ETF performance depends on the types and locations of the properties owned by the relevant REITS and on how well those REITs manage those properties.
  Small and Medium Capitalization Stock Risk: The value of a small or medium capitalization company stocks may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

Before investing in the Portfolio, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take.

Who Should Invest in the Portfolio?

The adviser believes the Portfolio is appropriate for investors with intermediate-term to long-term investment horizons who seek to balance out a desire for investment returns with a desire for lower levels of risk than typically found in funds that are not conservative as they have medium-to-aggressive asset allocation strategies.

Performance: Because the Portfolio has less than a full calendar year of investment operations, no bar chart or Average Annual Total Returns table is presented for the Portfolio at this time. In the future, performance information will be presented in this section of this Prospectus. Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually.

Investment Adviser: ValMark Advisers, Inc.

Investment Adviser Portfolio Manager: Michael McClary, Chief Investment Officer of the adviser, has served as a portfolio manager since the Portfolio commenced operations in 2017.

Sub-Adviser: Milliman Financial Risk Management LLC

Sub-Adviser Portfolio Manager: Adam Schenck, CFA, FRM, Portfolio Manager of the sub-adviser, has served as a portfolio manager since the Portfolio commenced operations in 2017.

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Purchase and Sale of Portfolio Shares: Shares of the Portfolio are intended to be sold to certain separate accounts of the participating life insurance companies, as well as qualified pension and retirement plans and certain unregistered separate accounts. You and other purchasers of variable annuity contracts, variable life contracts, and participants in pension and retirement plans will not own shares of the Portfolio directly. Rather, all shares will be held by the separate accounts or plans for your benefit and the benefit of other purchasers or participants. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open, or as permitted under your insurance contract, separate account or retirement plan.

Tax Information: It is the Portfolio’s intention to distribute all income and gains. Generally, owners of variable insurance contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible state or local taxes. Please refer to your insurance contract prospectus or retirement plan documents for additional information on taxes.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson for more information.

5

PORTFOLIO SUMMARY: TOPS® Hedged Equity Moderate Growth ETF Portfolio

Investment Objective: The Portfolio seeks capital appreciation.

Fees and Expenses of the Portfolio: This table describes the annual operating expenses that you may indirectly pay if you invest in the Portfolio through your retirement plan or if you allocate your insurance contract premiums or payments to the Portfolio. However, each insurance contract and separate account involves fees and expenses that are not described in this Prospectus. If the fees and expenses of your insurance contract or separate account were included in this table, your overall expenses would be higher. You should review the insurance contract prospectus for a complete description of fees and expenses. In the table below, Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class 1 Shares	Class 2 Shares	Class 3 Shares	Investor Class Shares
Management Fees	0.27%	0.27%	0.27%	0.27%
Distribution and Service (12b-1) Fees	None	0.25%	0.35%	0.50%
Other Expenses(1)	0.06%	0.06%	0.06%	0.06%
Acquired Fund Fees and Expenses(2)	0.10%	0.10%	0.10%	0.10%
Total Annual Portfolio Operating Expenses	0.43%	0.68%	0.78%	0.93%
(1)	Other expenses are contractually limited to 0.06%.
(2)	Acquired Fund Fees and Expenses, which are estimated for the Portfolio’s current fiscal year, are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Portfolio’s financial highlights because the financial statements include only the direct operating expenses incurred by the Portfolio.

Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. You would pay the same expenses if you did not redeem your shares. However, each insurance contract and separate account involves fees and expenses that are not included in the Example. If these fees and expenses were included in the Example, your overall expenses would be higher. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years
Class 1	$44	$138
Class 2	$69	$218
Class 3	$80	$249
Investor Class	$95	$296

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. A higher portfolio turnover rate may indicate higher transaction costs.

6

Principal Investment Strategies: The Portfolio employs a fund-of-funds structure that invests, under normal market conditions, at least 80% of its assets in equity exchange-traded funds (“ETFs”). The ETFs included in the Portfolio invest primarily in securities representing one of the following asset classes:

▪	Common and Preferred Stocks
▪	Real Estate-Related Securities (“REITS”)
▪	Natural Resource-Related Securities

The Portfolio invests in ETFs that may invest in securities without restriction as to underlying issuer country, capitalization or currency. The Portfolio invests in REIT ETFs and natural resource ETFs without restriction as to underlying issuer capitalization.

The Portfolio’s adviser seeks to achieve the Portfolio’s investment objective by allocating assets and selecting individual ETFs using the adviser’s TOPS® (The Optimized Portfolio System) methodology. The TOPS® methodology utilizes multiple asset classes in an effort to enhance performance and/or reduce risk (as measured by return volatility). The adviser primarily selects equity ETFs that are composed of growth stocks. The adviser expects growth stocks, those with higher than average earnings growth and, typically, higher than average price-to-earnings ratios, to have returns that are higher than the equity market as a whole.

The adviser selects individual ETFs that it believes are reasonably representative of an asset class and have relatively low expenses and/or relatively high returns when compared to a peer group of ETFs. The adviser may sell individual ETFs to rebalance asset allocation or to purchase a substitute ETF with a higher expected return or lower risk profile or for any other reason.

The Portfolio’s adviser seeks to manage the risk of losses by employing a sub-adviser to execute a “hedged” capital protection strategy.

Sub-Adviser’s Hedging Strategy Using Futures

The sub-adviser believes that, historically, investors have relied on diversification as their primary risk management tool. However, during periods of global financial crisis, most asset classes have declined simultaneously. Many investors use asset allocation strategies to mitigate risk by diversifying asset class exposure amongst low- to negatively-correlated assets. The sub-adviser’s capital protection strategy involves assembling and managing a portfolio of hedge instruments that are selected to reduce the downside risk of the majority or all of the Portfolio’s securities. The sub-adviser may also sell futures contracts based on one or more market indices in an attempt to reduce the impact of a severe sustained market decline. Typically, the capital protection strategy is managed to lock-in gains from favorable returns on underlying investments and to harvest gains from a hedge vehicle portfolio during severe market corrections. The sub-adviser believes that by integrating futures contracts with underlying securities, losses may be reduced and the overall value of an investment portfolio may be enhanced over market cycles.

The sub-adviser employs a strategy that seeks to preserve asset growth in bullish markets and defend against major losses during downturns in the markets. With the sub-adviser’s capital protection strategy, which is applied to approximately 85% of the investment portfolio, the Portfolio seeks to be cushioned against severe market declines. The Portfolio may still experience declines in

7

market value during downturns in the market. However, the capital protection strategy seeks to subject the Portfolio to losses that are lower than those experienced by a portfolio without a capital protection strategy. Also, the capital protection strategy is managed on an ongoing basis to adjust the protection level in an attempt to preserve gains after favorable events and harvest hedge payoffs after large market declines. The hedge instruments implemented for the capital protection strategy are matched with treasury futures contracts to attempt to earn a higher rate than a corresponding short term money market account would.

The Portfolio and the adviser have received a Securities and Exchange Commission order that allows the adviser to hire a new sub-adviser or sub-advisers without shareholder approval.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Portfolio. Many factors affect the Portfolio’s net asset value and performance.

The following principal risks apply to the Portfolio through its investments in ETFs. Many of these risks come from the Portfolio’s investments in ETFs and futures. The value of your investment in the Portfolio will go up and down with the prices of the securities in which the Portfolio invests.

  Emerging Markets Risk: In addition to the risks generally associated with investing in securities of foreign companies, countries with emerging markets also may have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.
  ETF Risk: The cost of investing in the Portfolio will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. Each ETF is subject to specific risks, depending on the nature of the fund.
  Foreign Currency Risk: Foreign equity securities denominated in non-US dollar currencies will subject the Portfolio to currency trading risks that include market risk and country risk. Market risk results from adverse changes in exchange rates. Country risk arises because a government may interfere with transactions in its currency.
  Foreign Investment Risk: Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.
  Fund of Funds Risk: The Portfolio’s principal investment strategy involves investing in ETFs. Investors may be able to invest directly in the ETFs and may not need to invest through the Portfolio. The cost of investing directly in the Portfolio may be higher than the cost of investing directly in the ETFs. Investors of the Portfolio will indirectly bear fees and expenses charged by the ETFs in which the Portfolio invests in addition to the Portfolio’s direct fees and expenses. The Portfolio will incur brokerage costs when it purchases shares of investment companies.
  Futures Risk: Futures contract positions may not provide an effective hedge because changes in futures contract prices may not track those of the ETFs they are intended to hedge. Futures create leverage, which can magnify the Portfolio’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Portfolio’s share price.
  Limited History of Operations: The Portfolio is a new mutual fund and has a limited history of operation.
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  Management Risk: The adviser’s dependence on the TOPS® methodology and judgments about the attractiveness, value and potential appreciation of particular asset classes and securities in which the Portfolio invests may prove to be incorrect and may not produce the desired results.
  Market Risk: Overall securities market risks may affect the value of individual ETFs. Factors such as foreign and domestic economic growth and market conditions, interest rate levels, and political events may adversely affect the securities markets.
  Model Risk: The allocation model utilized in the Portfolio’s securities selection process is not certain to produce improved issuer creditworthiness, maximized returns or minimized risk, and may not be appropriate for every investor. No assurance can be given that the Portfolio will be successful under all or any market conditions.
  Natural Resource Risk: Exposure to companies primarily engaged in the natural resource markets (which for this purpose includes agribusiness) may subject the Portfolio to greater volatility than the securities market as a whole. Natural resource companies are affected by commodity price volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.
  Real Estate Risk: Real estate values rise and fall in response to a variety of factors, including local, regional and national economic conditions, interest rates and tax considerations. REIT ETF performance depends on the types and locations of the properties owned by the relevant REITS and on how well those REITs manage those properties.
  Small and Medium Capitalization Stock Risk: The value of a small or medium capitalization company stocks may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

Before investing in the Portfolio, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take.

Who Should Invest in the Portfolio?

The adviser believes the Portfolio is appropriate for investors with long-term investment horizons who are willing to accept lower-to-moderate return volatility in pursuit of higher returns than are typically found in funds with more conservative asset allocation.

Performance: Because the Portfolio has less than a full calendar year of investment operations, no bar chart or Average Annual Total Returns table is presented for the Portfolio at this time. In the future, performance information will be presented in this section of this Prospectus. Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually.

Investment Adviser: ValMark Advisers, Inc.

Investment Adviser Portfolio Manager: Michael McClary, Chief Investment Officer of the adviser, has served as a portfolio manager since the Portfolio commenced operations in 2017.

Sub-Adviser: Milliman Financial Risk Management LLC

Sub-Adviser Portfolio Manager: Adam Schenck, CFA, FRM, Portfolio Manager of the sub-adviser, has served as a portfolio manager since the Portfolio commenced operations in 2017.

9

Purchase and Sale of Portfolio Shares: Shares of the Portfolio are intended to be sold to certain separate accounts of the participating life insurance companies, as well as qualified pension and retirement plans and certain unregistered separate accounts. You and other purchasers of variable annuity contracts, variable life contracts, and participants in pension and retirement plans will not own shares of the Portfolio directly. Rather, all shares will be held by the separate accounts or plans for your benefit and the benefit of other purchasers or participants. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open, or as permitted under your insurance contract, separate account or retirement plan.

Tax Information: It is the Portfolio’s intention to distribute all income and gains. Generally, owners of variable insurance contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible state or local taxes. Please refer to your insurance contract prospectus or retirement plan documents for additional information on taxes.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson for more information.

10

PORTFOLIO SUMMARY: TOPS® Hedged Equity Growth ETF Portfolio

Investment Objective: The Portfolio seeks capital appreciation.

Fees and Expenses of the Portfolio: This table describes the annual operating expenses that you may indirectly pay if you invest in the Portfolio through your retirement plan or if you allocate your insurance contract premiums or payments to the Portfolio. However, each insurance contract and separate account involves fees and expenses that are not described in this Prospectus. If the fees and expenses of your insurance contract or separate account were included in this table, your overall expenses would be higher. You should review the insurance contract prospectus for a complete description of fees and expenses. In the table below, Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class 1 Shares	Class 2 Shares	Class 3 Shares	Investor Class Shares
Management Fees	0.27%	0.27%	0.27%	0.27%
Distribution and Service (12b-1) Fees	None	0.25%	0.35%	0.50%
Other Expenses(1)	0.06%	0.06%	0.06%	0.06%
Acquired Fund Fees and Expenses(2)	0.10%	0.10%	0.10%	0.10%
Total Annual Portfolio Operating Expenses	0.43%	0.68%	0.78%	0.93%
(1)	Other expenses are contractually limited to 0.06%.
(2)	Acquired Fund Fees and Expenses, which are estimated for the Portfolio’s current fiscal year, are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Portfolio’s financial highlights because the financial statements include only the direct operating expenses incurred by the Portfolio.

Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. You would pay the same expenses if you did not redeem your shares. However, each insurance contract and separate account involves fees and expenses that are not included in the Example. If these fees and expenses were included in the Example, your overall expenses would be higher. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years
Class 1	$44	$138
Class 2	$69	$218
Class 3	$80	$249
Investor Class	$95	$296

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. A higher portfolio turnover rate may indicate higher transaction costs.

11

Principal Investment Strategies: The Portfolio employs a fund-of-funds structure that invests, under normal market conditions, at least 80% of its assets in equity exchange-traded funds (“ETFs”). The ETFs included in the Portfolio invest primarily in securities representing one of the following asset classes:

  Common and Preferred Stocks
  Real Estate-Related Securities (“REITS”)
  Natural Resource-Related Securities

The Portfolio invests in ETFs that may invest in securities without restriction as to underlying issuer country, capitalization or currency. The Portfolio invests in REIT ETFs and natural resource ETFs without restriction as to underlying issuer capitalization.

The Portfolio’s adviser seeks to achieve the Portfolio’s investment objective by allocating assets and selecting individual ETFs using the adviser’s TOPS® (The Optimized Portfolio System) methodology. The TOPS® methodology utilizes multiple asset classes in an effort to enhance performance and/or reduce risk (as measured by return volatility). The adviser primarily selects equity ETFs that are composed of growth stocks. The adviser expects growth stocks, those with higher than average earnings growth and, typically, higher than average price-to-earnings ratios, to have returns that are higher than the equity market as a whole.

The adviser selects individual ETFs that it believes are reasonably representative of an asset class and have relatively low expenses and/or relatively high returns when compared to a peer group of ETFs. The adviser may sell individual ETFs to rebalance asset allocation or to purchase a substitute ETF with a higher expected return or lower risk profile or for any other reason.

The Portfolio’s adviser seeks to manage the risk of losses by employing a sub-adviser to execute a “hedged” capital protection strategy.

Sub-Adviser’s Hedging Strategy Using Futures

The sub-adviser believes that, historically, investors have relied on diversification as their primary risk management tool. However, during periods of global financial crisis, most asset classes have declined simultaneously. Many investors use asset allocation strategies to mitigate risk by diversifying asset class exposure amongst low- to negatively-correlated assets. The sub-adviser’s capital protection strategy involves assembling and managing a portfolio of hedge instruments that are selected to reduce the downside risk of the majority or all of the Portfolio’s securities. The sub-adviser may also sell futures contracts based on one or more market indices in an attempt to reduce the impact of a severe sustained market decline. Typically, the capital protection strategy is managed to lock-in gains from favorable returns on underlying investments and to harvest gains from a hedge vehicle portfolio during severe market corrections. The sub-adviser believes that by integrating futures contracts with underlying securities, losses may be reduced and the overall value of an investment portfolio may be enhanced over market cycles.

The sub-adviser employs a strategy that seeks to preserve asset growth in bullish markets and defend against major losses during downturns in the markets. With the sub-adviser’s capital protection strategy, which is applied to approximately 80% of the investment portfolio, the Portfolio seeks to be cushioned against severe market declines. The Portfolio may still experience declines in market value during downturns in the market. However, the capital protection strategy seeks to

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subject the Portfolio to losses that are lower than those experienced by a portfolio without a capital protection strategy. Also, the capital protection strategy is managed on an ongoing basis to adjust the protection level in an attempt to preserve gains after favorable events and harvest hedge payoffs after large market declines. The hedge instruments implemented for the capital protection strategy are matched with treasury futures contracts to attempt to earn a higher rate than a corresponding short term money market account would.

The Portfolio and the adviser have received a Securities and Exchange Commission order that allows the adviser to hire a new sub-adviser or sub-advisers without shareholder approval.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Portfolio. Many factors affect the Portfolio’s net asset value and performance.

The following principal risks apply to the Portfolio through its investments in ETFs. Many of these risks come from the Portfolio’s investments in ETFs and futures. The value of your investment in the Portfolio will go up and down with the prices of the securities in which the Portfolio invests.

  Emerging Markets Risk: In addition to the risks generally associated with investing in securities of foreign companies, countries with emerging markets also may have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.
  ETF Risk: The cost of investing in the Portfolio will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. Each ETF is subject to specific risks, depending on the nature of the fund.
  Foreign Currency Risk: Foreign equity securities denominated in non-US dollar currencies will subject the Portfolio to currency trading risks that include market risk and country risk. Market risk results from adverse changes in exchange rates. Country risk arises because a government may interfere with transactions in its currency.
  Foreign Investment Risk: Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.
  Fund of Funds Risk: The Portfolio’s principal investment strategy involves investing in ETFs. Investors may be able to invest directly in the ETFs and may not need to invest through the Portfolio. The cost of investing directly in the Portfolio may be higher than the cost of investing directly in the ETFs. Investors of the Portfolio will indirectly bear fees and expenses charged by the ETFs in which the Portfolio invests in addition to the Portfolio’s direct fees and expenses. The Portfolio will incur brokerage costs when it purchases shares of investment companies.
  Futures Risk: Futures contract positions may not provide an effective hedge because changes in futures contract prices may not track those of the ETFs they are intended to hedge. Futures create leverage, which can magnify the Portfolio’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Portfolio’s share price.
  Limited History of Operations: The Portfolio is a new mutual fund and has a limited history of operation.
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  Management Risk: The adviser’s dependence on the TOPS® methodology and judgments about the attractiveness, value and potential appreciation of particular asset classes and securities in which the Portfolio invests may prove to be incorrect and may not produce the desired results.
  Market Risk: Overall securities market risks may affect the value of individual ETFs. Factors such as foreign and domestic economic growth and market conditions, interest rate levels, and political events may adversely affect the securities markets.
  Model Risk: The allocation model utilized in the Portfolio’s securities selection process is not certain to produce improved issuer creditworthiness, maximized returns or minimized risk, and may not be appropriate for every investor. No assurance can be given that the Portfolio will be successful under all or any market conditions.
  Natural Resource Risk: Exposure to companies primarily engaged in the natural resource markets (which for this purpose includes agribusiness) may subject the Portfolio to greater volatility than the securities market as a whole. Natural resource companies are affected by commodity price volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.
  Real Estate Risk: Real estate values rise and fall in response to a variety of factors, including local, regional and national economic conditions, interest rates and tax considerations. REIT ETF performance depends on the types and locations of the properties owned by the relevant REITS and on how well those REITs manage those properties.
  Small and Medium Capitalization Stock Risk: The value of a small or medium capitalization company stocks may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

Before investing in the Portfolio, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take.

Who Should Invest in the Portfolio?

The adviser believes the Portfolio is appropriate for investors with long-term investment horizons who are willing to accept moderate return volatility in pursuit of higher returns.

Performance: Because the Portfolio has less than a full calendar year of investment operations, no bar chart or Average Annual Total Returns table is presented for the Portfolio at this time. In the future, performance information will be presented in this section of this Prospectus. Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually.

Investment Adviser: ValMark Advisers, Inc.

Investment Adviser Portfolio Manager: Michael McClary, Chief Investment Officer of the adviser, has served as a portfolio manager since the Portfolio commenced operations in 2017.

Sub-Adviser: Milliman Financial Risk Management LLC

Sub-Adviser Portfolio Manager: Adam Schenck, CFA, FRM, Portfolio Manager of the sub-adviser, has served as a portfolio manager since the Portfolio commenced operations in 2017.

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Purchase and Sale of Portfolio Shares: Shares of the Portfolio are intended to be sold to certain separate accounts of the participating life insurance companies, as well as qualified pension and retirement plans and certain unregistered separate accounts. You and other purchasers of variable annuity contracts, variable life contracts, and participants in pension and retirement plans will not own shares of the Portfolio directly. Rather, all shares will be held by the separate accounts or plans for your benefit and the benefit of other purchasers or participants. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open, or as permitted under your insurance contract, separate account or retirement plan.

Tax Information: It is the Portfolio’s intention to distribute all income and gains. Generally, owners of variable insurance contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible state or local taxes. Please refer to your insurance contract prospectus or retirement plan documents for additional information on taxes.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson for more information.

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ADDITIONAL INFORMATION ABOUT
PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

General Information about the Portfolios and Adviser

This Prospectus describes three Portfolios, each a series of Northern Lights Variable Trust, a Delaware statutory trust (the “Trust”). ValMark Advisers, Inc. serves as each Portfolio’s investment adviser. The Portfolios are intended to be funding vehicles for variable annuity contracts and flexible premium variable life insurance policies offered by the separate accounts of various insurance companies (each a “Participating Insurance Company”) and qualified pension and retirement plans.

The Trust has received an exemptive order from the SEC (“Exemptive Order”) that permits the portfolios of the Trust to sell shares to separate accounts of unaffiliated insurance companies, and pension and retirement plans that qualify for special income tax treatment. These arrangements may present certain conflicts of interest due to differences in tax treatment and other considerations such that the interests of various variable contract owners participating in a portfolio and the interests of pension and retirement plans investing in a portfolio may conflict. For example, violation of the federal tax laws by one insurance company separate account investing directly or indirectly in a portfolio could cause other variable insurance products funded by the separate account of another insurance company to lose their tax-deferred status unless remedial actions were taken. It is possible that a difference may arise among the interests of the holders of different types of contracts—for example, if applicable state insurance law or contract owner instructions prevent a Participating Insurance Company from continuing to invest in a portfolio following a change in the portfolio’s investment policies, or if different tax laws apply to flexible premium variable life insurance contracts and variable annuities. The Trust’s Board of Trustees (the “Board”) and each Participating Insurance Company will attempt to monitor events to prevent such differences from arising. As a condition of the Exemptive Order, the Board will monitor events in order to identify any material irreconcilable conflicts which may arise (such as those arising from tax or other differences), and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in one or more of the portfolios. This might force a portfolio to sell its securities at disadvantageous prices which could cause a decrease in the portfolio’s NAV.

Individual variable annuity contract holders and flexible premium variable life insurance policy holders are not “shareholders” of each portfolio. The Participating Insurance Company and its separate accounts are the shareholders or investors, although such company will pass through voting rights to its variable annuity contract or flexible premium variable life insurance policy holders. Shares of the portfolios are not offered directly to the general public.

Each Portfolio may have its own distinct investment objective, strategies and risks. The adviser, under the supervision of the Board of Trustees, is responsible for constructing and monitoring each Portfolio’s investments to be consistent with the investment objective and principal investment strategies of each Portfolio. Each Portfolio invests within a specific segment (or portion) of the capital markets and invests in a wide variety of securities consistent with its investment objective and style. The potential risks and returns of a Portfolio vary with the degree to which the Portfolio invests in a particular market segment and/or asset class.

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INVESTMENT OBJECTIVE

ETF Portfolio	Investment Objective
TOPS® Hedged Equity Conservative Growth	The Portfolio seeks capital appreciation.
TOPS® Hedged Equity Moderate Growth	The Portfolio seeks capital appreciation.
TOPS® Hedged Equity Growth	The Portfolio seeks capital appreciation.

Each Portfolio’s investment objective and its 80% investment policy are non-fundamental policies and may be changed without shareholder approval by the Board upon 60 days written notice to shareholders. The 80% investment policy refers to a Portfolios’ investment policy to invest, under normal market conditions, at least 80% of its assets in equity exchange-traded funds.

There is no guarantee that the Portfolios will meet their investment objective.

PRINCIPAL INVESTMENT STRATEGIES

Investment Adviser’s – TOPS® (The Optimized Portfolio System) Methodology

The Portfolios’ adviser applies its TOPS® methodology to each of the Portfolios. The methodology relies upon the following principles and investment tenets.

In constructing the investment portfolios, the adviser’s portfolio manager seeks to provide investments diversified across many asset classes primarily through the use of ETFs. Each Portfolio’s investment portfolio is structured utilizing a combination of asset allocation technology, research and the input of the TOPS portfolio manager. The asset allocation technology utilized considers the historical performance, correlations and risks, as measured by return volatility, of the assets selected. The adviser’s portfolio manager regularly reviews the asset allocations, corrects any identified bias or limitation, and makes final strategic asset allocation determinations consistent with each Portfolio’s investment objective. The adviser’s portfolio manager relies heavily upon his own experience and opinions about current and future market conditions when making strategic portfolio decisions.

Investment portfolios are rebalanced periodically, under the direction of the adviser’s portfolio manager. Rebalancing may become necessary because, over time, percentages may deviate from the target allocation due to security price gains, losses, and/or dividends earned. When rebalancing occurs, each Portfolio’s investments will be returned to their target strategic asset allocation. Although investment portfolios are rebalanced periodically, the adviser monitors the asset allocation models regularly. The adviser reviews each Portfolio’s performance by means of comparison to standard indices, which may be changed from time to time. From time to time, due to market conditions or other warranting conditions in the judgment of the portfolio manager, investment percentages may be adjusted or investments may be added, removed, or substituted.

Investors may purchase ETFs on their own behalf without investing through one of the Portfolios.

The Portfolios’ adviser seeks to manage the risk of losses by employing a sub-adviser to execute a “hedged” capital protection strategy.

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Sub-Adviser’s Hedging Strategy Using Futures

The sub-adviser believes that, historically, investors have relied on diversification as their primary risk management tool. However, during periods of global financial crisis, most asset classes have declined simultaneously. Many investors use asset allocation strategies to mitigate risk by diversifying asset class exposure amongst low- to negatively-correlated assets. The sub-adviser’s capital protection strategy involves assembling and managing a portfolio of hedge instruments that are selected to reduce the downside risk of the majority or all of a Portfolio’s securities. The sub-adviser may also sell futures contracts based on one or more market indices in an attempt to reduce the impact of a severe sustained market decline. Typically, the capital protection strategy is managed to lock-in gains from favorable returns on underlying investments and to harvest gains from a hedge vehicle portfolio during severe market corrections. The sub-adviser believes that by integrating futures contracts with underlying securities, losses may be reduced and the overall value of an investment portfolio may be enhanced over market cycles.

The sub-adviser employs a strategy that seeks to preserve asset growth in bullish markets and defend against major losses during downturns in the markets. With the sub-adviser’s capital protection strategy, a Portfolio seeks to be cushioned against severe market declines. The Portfolio may still experience declines in market value during downturns in the market. However, the capital protection strategy seeks to subject the Portfolio to losses that are lower than those experienced by a portfolio without a capital protection strategy. Also, the capital protection strategy is managed on an ongoing basis to adjust the protection level in an attempt to preserve gains after favorable events and harvest hedge payoffs after large market declines. The hedge instruments implemented for the capital protection strategy are matched with treasury futures contracts to attempt to earn a higher rate than a corresponding short term money market account would.

PRINCIPAL INVESTMENT RISKS

There is no assurance that a Portfolio will achieve its investment objective. Each Portfolio’s share price will fluctuate with changes in the market value of its portfolio investments. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in the Portfolios. Risks could adversely affect the net asset value, total return and the value of a Portfolio and your investment. The risk descriptions below provide a more detailed explanation of the principal investment risks that correspond to the risks described in each Portfolio’s Portfolio Summary section of its Prospectus. The following risks apply to each Portfolio, except as noted. Many of these risks come from the Portfolio’s investments in ETFs and futures. The value of your investment in the Portfolio will go up and down with the prices of the securities in which the Portfolio invests.

Emerging Markets Risk

In addition to the risks generally associated with investing in securities of foreign companies, countries with emerging markets also may have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions.

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ETF Risk

ETFs are subject to investment advisory fees and other expenses, which will be indirectly paid by a Portfolio. As a result, your cost of investing in the Portfolio will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange. ETF shares may trade at a discount to or a premium above net asset value if there is a limited market in such shares. ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Portfolio. Because the value of ETF shares depends on the demand in the market, the adviser may not be able to liquidate the Portfolio’s holdings at the most optimal time, adversely affecting performance. Each ETF is subject to specific risks, depending on the nature of the ETF. These risks could include liquidity risk, sector risk, foreign and emerging market risk, as well as risks associated with real estate investments and natural resources. ETFs in which a Portfolio invests will not be able to replicate exactly the performance of the indices they track, if any, because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which the Portfolio invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs’ ability to track their applicable indices.

Foreign Currency Risk

A Portfolio’s investments in foreign currency denominated securities will subject the Portfolio to currency trading risks that include market risk, interest rate risk and country risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Since exchange rate changes can readily move in one direction, a currency position carried overnight or over a number of days may involve greater risk than one carried a few minutes or hours. Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad. Restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. This risk could include the country issuing a new currency, effectively making the “old” currency worthless.

Foreign Investment Risk

Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.

Fund of Funds Risk

Each Portfolio’s principal investment strategy involves investing in ETFs. Investors may be able to invest directly in the ETFs and may not need to invest through the Portfolio. The cost of investing directly in the Portfolio may be higher than the cost of investing directly in the ETFs. Investors of the Portfolio will indirectly bear fees and expenses charged by the ETFs in which the Portfolio invests in addition to the Portfolio’s direct fees and expenses. The Portfolio will incur brokerage costs when it purchases shares of investment companies.

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Futures Risk

A Portfolio’s use of futures contracts involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk, (ii) correlation or tracking risk and (iii) liquidity risk. Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which they are based is magnified. Thus, a Portfolio may experience losses that exceed losses experienced by funds that do not use futures contracts. Theoretically, a Portfolio’s losses could be unlimited. There may be imperfect correlation, or even no correlation, between price movements of a futures contract and price movements of investments for which futures are intended to hedge. Lack of correlation (or tracking) may be due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. Consequently, the effectiveness of futures as a hedging vehicle will depend, in part, on the degree of correlation between price movements in the futures and price movements in underlying securities. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. Futures exchanges may impose daily or intra-day price change limits and/or limit the volume of trading. Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, a Portfolio may be unable to close out its futures contracts at a time which is advantageous. The successful use of futures depends upon a variety of factors, particularly the ability of the adviser to predict movements of the underlying securities markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular futures hedging strategy adopted will succeed.

Limited History of Operations

Each Portfolio is a new mutual fund and has a limited history of operation. Mutual funds and their advisers are subject to restrictions and limitations imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code that do not apply to the management of individual and institutional accounts.

Management Risk

The net asset value of each Portfolio changes daily based on the performance of its investments. The ability of a Portfolio to meet its investment objective is directly related to the adviser’s allocation of the Portfolio’s assets using its TOPS® methodology. The adviser’s judgments, based on investment strategy, about the attractiveness and potential appreciation of particular investments in which the Portfolio invests may prove to be incorrect and there is no guarantee that the adviser’s investment strategy will produce the desired results.

Market Risk

The net asset value of a Portfolio will fluctuate based on changes in the value of the securities in which the Portfolio invests. Each Portfolio invests in securities that may be more volatile and carry more risk than some other forms of investment. The price of securities and futures may rise or fall because of economic or political changes. Security and futures prices, in general, may decline over short or even extended periods of time. Market prices of securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer’s failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.

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Model Risk

The allocation model utilized in the Portfolios’ securities selection process is not certain to produce improved issuer creditworthiness, maximized returns or minimized risk, and may not be appropriate for every investor. No assurance can be given that a Portfolio will be successful under all or any market conditions.

Natural Resource Risk

A Portfolio’s exposure to companies primarily engaged in the natural resource markets (which for this purpose includes agribusiness) may subject the Portfolio to greater volatility than investments in the stock market as a whole. Natural resource companies will be affected by changes in overall market movements, commodity price volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. Economic forces, including forces affecting the agricultural commodity, energy and mining markets, as well as government policies and regulations affecting the extraction and production of natural resources could adversely affect the Portfolio’s security issuer companies and, thus, the Portfolio’s returns. Governmental policies affecting the natural resources industries, such as taxes, tariffs, duties, subsidies and import and export restrictions on commodities and commodity products, can influence industry profitability and the volume and types of exports. In addition, the companies must comply with a broad range of environmental laws and regulations. Additional or more stringent environmental laws and regulations may be enacted in the future and such changes could have a material adverse effect on the business of security issuers held by the Portfolio.

Real Estate Risk

Real estate values rise and fall in response to a variety of factors, including local, regional and national economic conditions, interest rates and tax considerations. When economic growth is slow, demand for property decreases and prices tend to decline. Property values tend to decrease because of overbuilding, increases in property taxes and operating expenses, changes in zoning laws, environmental regulations or hazards, uninsured casualty or condemnation losses, or a general decline in neighborhood values. A REIT ETF’s performance depends on the types and locations of the properties owned by the relevant REITs and on how well those REITs manage those properties. A decline in rental income will occur because of extended vacancies, increased competition from other properties, tenants’ failure to pay rent or poor management. A REIT’s performance also depends on the company’s ability to finance property purchases and renovations and manage its cash flows. Because REITs typically are invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments.

Small and Medium Capitalization Stock Risk

The value of a small or medium capitalization company stocks may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general. These companies may have narrower markets, limited product lines, fewer financial resources, and they may be dependent on a limited management group. Investing in lesser-known, small and medium capitalization companies involves greater risk of volatility of a Portfolio’s net asset value than is customarily associated with larger, more established companies. Often small and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer greater growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.

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Temporary Investments: To respond to adverse market, economic, political or other conditions, each Portfolio may invest 100% of its total assets, without limitation, in high-quality short-term debt securities and money market instruments. The Portfolio may be invested in these instruments for extended periods, depending on the adviser’s assessment of market conditions. These short-term debt securities and money market instruments may include shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective will be limited. Furthermore, to the extent that the Portfolio invests in money market mutual funds for its cash position, there will be some duplication of expenses because the Portfolio would bear its pro rata portion of such money market funds’ advisory and operational fees. The Portfolio may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Portfolio Holdings Disclosure: A description of the Portfolios’ policies regarding the release of portfolio holdings information is available in the Portfolios’ Statement of Additional Information.

Cybersecurity: The computer systems, networks and devices used by each Portfolio and its service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by each Portfolio and its service providers, systems, networks, or devices potentially can be breached. Any Portfolio and its shareholders could be negatively impacted as a result of a cybersecurity breach.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact a Portfolio’s business operations, potentially resulting in financial losses; interference with a Portfolio’s ability to calculate its NAV; impediments to trading; the inability of a Portfolio, the adviser, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which a Portfolio invests; counterparties with which a Portfolio engages in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for a Portfolio’s shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

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MANAGEMENT

Investment Adviser

ValMark Advisers, Inc., located at 130 Springside Drive, Akron, OH 44333, serves as investment adviser to the Portfolios. Subject to the authority of the Trust’s Board of Trustees, the adviser is responsible for management of each Portfolio’s investment portfolio. The adviser is responsible for selecting the Portfolio’s investments according to the Portfolio’s investment objective, policies and restrictions. The adviser was established in 1998 and provides investment advisory services to individuals, corporations, charitable organizations and pension plans, as well as the Portfolios. As of December 31, 2016, the adviser had total assets under management of approximately $5 billion. Pursuant to an Investment Advisory Agreement, each respective Portfolio pays the adviser, on a monthly basis, an annual advisory fee equal to 0.27% of average daily net assets for each of the TOPS® Portfolios.

A discussion regarding the basis for the Board of Trustees’ approval of the advisory agreement and sub-advisory agreement will be available in the Portfolios’ next annual or semi-annual report to shareholders.

Investment Adviser Portfolio Manager

Michael McClary

Chief Investment Officer

Mr. McClary has served as Chief Investment Officer and Vice President of the adviser since December 2009. Previously, Mr. McClary served as Director of Investment Adviser Services for the adviser from September 2003 to October 2008 and Vice President for the adviser from October 2008 to December 2009. Mr. McClary holds a B.S.B.A. degree in Finance and Financial Services and an M.B.A. in Finance, both from the University of Akron. Mr. McClary also serves as a Registered Principal for ValMark Securities, Inc., a broker-dealer affiliate of the adviser.

Sub-Adviser

Milliman Financial Risk Management LLC with principal offices located at 71 S. Wacker Drive, Chicago, IL 60606, serves as sub-adviser to the Portfolios. Subject to the authority of the Trust’s Board of Trustees and supervision by the adviser, the sub-adviser is responsible for conducting each Portfolio’s hedging program. The sub-adviser was established in 1998, and also advises and sub-advises other investment companies, insurance companies, financial institutions, and other pooled investment vehicles in addition to the Portfolios. The sub-adviser is a wholly-owned subsidiary of Milliman, Inc. As of December 31, 2016, the sub-adviser’s managed risk strategy was included in a range of investment options totaling over $100 billion in portfolio value. The sub-adviser is paid by the adviser, not the Portfolios.

Sub-Adviser Portfolio Manager

Adam Schenck, CFA, FRM

Mr. Schenck has served as a Financial Risk Management Portfolio Manager for the sub-adviser since January 2005. Mr. Schenck holds a Master’s degree in Financial Mathematics from the University of Chicago and a Bachelor of Science degree in Computer Science and Mathematics from Eckerd College. He also holds the Chartered Financial Analyst designation and the Financial Risk Manager (FRM) certification.

The Portfolios’ Statement of Additional Information provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares of the Portfolios.

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Managers of Managers Exemptive Order

On July 1, 2014, the SEC issued a “Managers of Managers” exemptive order (the “Order”) under Section 6(c) of the 1940 Act granting exemptive relief to the Trust and the adviser from Section 15(a) of the Act and Rule 18f-2 under the Act. Subject to initial shareholder approval of the Order, such exemptive relief allows the adviser, with prior Board approval, to enter into and/or materially amend sub-advisory agreements without obtaining shareholder approval. Pursuant to the terms of the Order, the adviser may, subject to the approval of the Trustees, but without shareholder approval subsequent to the initial approval of the Order, employ new sub-advisers for new or existing Portfolios, change the terms of particular sub-advisory agreements or continue the employment of existing sub-advisers after events occur that would otherwise cause a termination of the agreement under the 1940 Act and sub-advisory agreements. However, the adviser may not enter into a sub-advisory agreement with an “affiliated person” of the adviser (as that term is defined in Section 2(a)(3) of the 1940 Act) (“Affiliated Sub-Adviser”), unless the sub-advisory agreement with the Affiliated Sub-Adviser, including compensation thereunder, is approved by the affected Portfolio’s shareholders, including, in instances in which the sub-advisory agreement pertains to a newly formed Portfolio, the Portfolio’s initial shareholder. Although shareholder approval would not be required for the termination of sub-advisory agreements, shareholders of a Portfolio would continue to have the right to terminate such agreements for a Portfolio at any time by a vote of a majority outstanding voting securities of a Portfolio.

The adviser may retain one or more sub-advisers, to provide investment advisory and portfolio management services with respect to the Portfolios, at the adviser’s own cost and expense. When a sub-adviser is retained, the adviser will provide to the Trust investment management evaluation services by performing initial reviews of prospective sub-advisers and ongoing supervision and monitoring of performance for each sub-adviser. The adviser will report to the Board of Trustees the results of its evaluation, supervision and monitoring functions.

The Portfolios’ Statement of Additional Information provides additional information about the portfolio manager’s compensation structure, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of shares of the Portfolios.

HOW SHARES ARE PRICED

The public offering price and Net Asset Value (“NAV”) of Portfolio shares are determined as of the close of business of the New York Stock Exchange (“NYSE”), generally at 4:00 p.m. (Eastern Time), on each day the NYSE is open for business. NAV is computed by determining the aggregate market value of all assets of a Portfolio less its liabilities divided by the total number of the Portfolio’s shares outstanding, on a per-class basis. ((Assets minus liabilities)/number of shares=NAV). The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account the per-class expenses and fees of the Portfolio, including investment advisory, administration, and distribution fees, if any, which are accrued daily. Purchases of shares will be effected at the NAV next calculated after receipt by the participating life insurance company or qualified pension or retirement plan of an application to purchase in good order, and redemptions of shares will be effected at the NAV next calculated after receipt by participating life insurance company or qualified pension or retirement plan of the request for redemption in good order. See “HOW TO PURCHASE AND REDEEM SHARES – When Order is Processed”.

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Generally, securities are valued each day at the last quoted sales price on each security’s principal exchange. Securities traded or dealt in on one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. If market quotations are not readily available, securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

The Portfolios may use independent pricing services to assist in calculating the value of each Portfolio’s securities. With respect to foreign securities that are primarily listed on foreign exchanges or that may trade on weekends or other days when the Portfolio does not price its shares, the value of the Portfolio’s holdings may change on days when you may not be able to buy or sell Portfolio shares. In computing the NAV of the Portfolio, the adviser values foreign securities held by the Portfolio, if any, at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in the investment portfolio occur before the Portfolio prices its shares, the security will be valued at fair value. For example, if trading in a security is halted and does not resume before the Portfolio calculates its NAV, the adviser may need to price the security using the Portfolio’s fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of a Portfolio’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Portfolio’s NAV by short-term traders.

With respect to any portion of a Portfolio’s assets that is invested in one or more open-end management investment companies that are registered under the 1940 Act (mutual funds), the Portfolio’s net asset value is calculated based upon the net asset values of the mutual funds in which the Portfolio invests, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

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HOW TO PURCHASE AND REDEEM SHARES

This Prospectus describes four classes of shares offered by the Portfolios: Class 1, Class 2, Class 3 and Investor Class shares. The Portfolios offer these classes of shares so that you can choose the class that best suits your investment needs. The main differences between the classes are ongoing fees. For information regarding ongoing distribution fees, see Distribution Fees on page 29 of this Prospectus. Each class of shares in a Portfolio represents interest in the same portfolio of investments within the Portfolio. All share classes may not be available for purchase in all states.

As described earlier in this Prospectus, shares of each Portfolio are intended to be sold to certain separate accounts of the participating life insurance companies, as well as qualified pension and retirement plans and certain unregistered separate accounts. You and other purchasers of variable annuity contracts and variable life insurance policies will not own shares of a Portfolio directly. Rather, all shares will be held by the separate accounts for your benefit and the benefit of other purchasers of variable annuity contracts and variable life insurance policies. All investments in a Portfolio are credited to the shareholder’s account in the form of full or fractional shares of the Portfolio. The Portfolios do not issue share certificates. Separate accounts may redeem shares to make benefit or surrender payments to you and other purchasers of variable annuity contracts and variable life insurance policies or for other reasons described in the separate account prospectus that you received when you purchased your variable annuity contract or variable life insurance policy. Redemptions are processed on any day on which the Portfolios are open for business.

When Order is Processed

Shares of the Portfolios are sold and redeemed at their current NAV per share without the imposition of any sales commission or redemption charge, although certain sales and other charges may apply to the policies or annuity contracts. These charges are described in the applicable product prospectus. Requests to purchase and sell shares are processed at the NAV next calculated after the request is received by the participating life insurance company, or qualified pension or retirement plan, in good order. All requests received in good order, which typically requires an account number and other identifying information, by a Participating Insurance Company, or qualified pension or retirement plan before the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) on each day the NYSE is open will be executed on that same day. Requests received after the close of regular trading on the NYSE, or on any day the NYSE is closed, will be processed on the next business day. The Participating Insurance Company or qualified pension or retirement plan is responsible for properly transmitting purchase orders and federal funds to a Portfolio.

The USA PATRIOT Act requires financial institutions, including the Portfolios, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of customers opening new accounts. You will be required by your insurance company, or pension or retirement plan, to supply certain information, such as your full name, date of birth, social security number and permanent street address. This information will assist them in verifying your identity. As required by law, your insurance company, or pension or retirement plan may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

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TAX CONSEQUENCES

Each Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”). As qualified, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to its shareholders. Taxable income consists generally of net investment income, and any capital gains. It is each Portfolio’s intention to distribute all income and gains.

Generally, owners of variable insurance contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible state or local taxes.

Shares of the Portfolios are offered to the separate accounts of the participating life insurance companies and their affiliates. Separate accounts are insurance company separate accounts that fund the annuity contracts. Under the Code, the insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity contracts. In order for shareholders to receive the favorable tax treatment available to holders of variable insurance contracts, the separate accounts, as well as the Portfolio, must meet certain diversification requirements. If a Portfolio does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts. The diversification requirements are discussed below.

Section 817(h) of the Code and the regulations thereunder impose “diversification” requirements on each Portfolio. Each Portfolio intends to comply with the diversification requirements. These requirements are in addition to the diversification requirements imposed on a Portfolio by Subchapter M and the Investment Company Act of 1940. The 817(h) requirements place certain limitations on the assets of each separate account that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by “safe harbor” rules described below, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of a portfolio’s total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments.

Section 817(h) also provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account’s total assets is cash and cash items, government securities, and securities of other regulated investment companies. For purposes of Section 817(h), all securities of the same issuer, all interests in the same real property, and all interests in the same commodity are treated as a single investment. In addition, each U.S. government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions all will be considered securities issued by the same issuer. If a Portfolio does not satisfy the Section 817(h) requirements, the separate accounts, the insurance company, the policies and the annuity contracts may be taxable. See the prospectuses for the policies and annuity contracts.

For a more complete discussion of the taxation of the life insurance company and the separate accounts, as well as the tax treatment of the annuity contracts and the holders thereof, see the prospectus for the applicable annuity contract.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you; see the Statement of Additional Information for a more detailed discussion. You are urged to consult your tax advisors for more information.

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DIVIDENDS AND DISTRIBUTIONS

All dividends are distributed to the separate accounts or other shareholders on an annual basis or more frequently and will be automatically reinvested in each Portfolio’s shares unless an election is made on behalf of a separate account or other shareholder to receive some or all of the dividends in cash. Dividends are not taxable as current income to you or other purchasers of variable insurance contracts.

FREQUENT PURCHASES AND REDEMPTION OF PORTFOLIO SHARES

Each Portfolio discourages and does not accommodate market timing. Frequent trading into and out of a Portfolio can harm all Portfolio shareholders by disrupting the Portfolio’s investment strategies, increasing Portfolio expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Each Portfolio that invests in ETFs that hold foreign securities is at greater risk of market timing because the underlying ETF holding foreign securities may, itself, be subject to time zone market timing because of differences between hours of trading between U.S. and foreign exchanges. Each Portfolio is designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Trust’s Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Portfolio investments as their financial needs or circumstances change.

Each Portfolio reserves the right to reject or restrict purchase or exchange requests for any reason, particularly when a shareholder’s trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Portfolios nor the adviser will be liable for any losses resulting from rejected purchase or exchange orders. The adviser may also bar an investor who has violated these policies (and the investor’s financial adviser) from opening new accounts with a Portfolio.

Because purchase and sale transactions are submitted to a Portfolio on an aggregated basis by the insurance company issuing the variable insurance contract or variable life contract, or other shareholder, the Portfolio is not able to identify market timing transactions by individual variable insurance contract or plan participant. Short of rejecting all transactions made by a separate account, the Portfolio lacks the ability to reject individual short-term trading transactions. The Portfolio, therefore, has to rely upon the insurance company or other shareholder to police restrictions in the variable insurance contracts or according to the insurance company’s administrative policies, or such shareholder’s plan documents. Each Portfolio has entered into an information sharing agreement with the insurance company or other shareholders that use the Portfolio as an underlying investment vehicle for its separate accounts. Under this agreement, the insurance company or other shareholder is obligated to (i) adopt and enforce during the term of the agreement a market timing policy, the terms of which are acceptable to each Portfolio; (ii) furnish each Portfolio, upon its request, with information regarding contract or policy holder trading activities in shares of the Portfolio; and (iii) enforce its market timing policy with respect to contract, policy holders or plan participants identified by the Portfolio as having engaged in market timing.

Each Portfolio will seek to monitor for market timing activities, such as unusual cash flows, and work with the applicable insurance company or plan to determine whether or not short-term trading is involved. When information regarding transactions in a Portfolio’s shares is requested by the Portfolio and such information is in the possession of a person that is itself a financial intermediary

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to the insurance company (an “indirect intermediary”), the insurance company is obligated to obtain transaction information from the indirect intermediary or, if directed by the Portfolio, to restrict or prohibit the indirect intermediary from purchasing shares of the Portfolio on behalf of the contract or policy older or any other persons. The Portfolios will seek to apply these policies as uniformly as practicable. It is, however, more difficult to locate and eliminate individual market timers in the separate accounts because information about trading is received on a delayed basis and there can be no assurances that the Portfolio will be able to do so. In addition, the right of an owner of a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and the owner. Many of these contracts do not limit the number of transfers that a contract owner may make among the available investment options. The terms of these contracts, the presence of financial intermediaries (including the insurance company) between a Portfolio and the contract and policy holders and other factors such as state insurance laws may limit the Portfolio’s ability to deter market timing. Multiple tiers of such financial intermediaries may further compound a Portfolio’s difficulty in deterring such market timing activities. Variable insurance contract holders should consult the prospectus for their variable insurance contract for additional information on contract level restrictions relating to market timing.

DISTRIBUTION OF SHARES

Distributor: Northern Lights Distributors, LLC, 17605 Wright Street, Omaha, NE 68130, is the distributor for the shares of the Portfolios. Northern Lights Distributors, LLC is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Portfolios are offered on a continuous basis.

Distribution Fees: The Trust, with respect to the Portfolios, has adopted the Trust’s Master Distribution and Shareholder Servicing Plans (the “Plans”) for Class 2, Class 3 and Investor Class shares pursuant to Rule 12b-1 of the 1940 Act which allows each Portfolio to pay the Portfolio’s distributor an annual fee for distribution and shareholder servicing expenses of up to 0.25%, 0.35%, 0.50% of the Portfolio’s average daily net assets attributable to Class 2, Class 3, Investor Class shares, respectively. A portion of the fee payable pursuant to the Plans, equal to up to 0.25% of the average daily net assets, may be characterized as a service fee as such term is defined under Rule 2341 of the FINRA Conduct Rules. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts.

The Portfolios’ distributor and other entities are paid under the Plans for services provided and the expenses borne by the distributor and others in the distribution of Portfolio shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of each Portfolio’s shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the distributor or other entities may utilize fees paid pursuant to the Plans to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any un-reimbursed expenses.

You should be aware that if you hold your shares for a substantial period of time, you may indirectly pay more than the economic equivalent of the maximum front-end sales charge allowed by FINRA due to the recurring nature of distribution (12b-1) fees.

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Additional Compensation to Financial Intermediaries: The Portfolios’ distributor, its affiliates, and the Portfolios’ adviser may each, at its own expense and out of its own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Portfolios. Financial intermediaries include brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others. These payments may be in addition to the Rule 12b-1 fees that are disclosed elsewhere in this Prospectus. These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of a Portfolio on a sales list, including a preferred or select sales list, or other sales programs. These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Portfolio shareholders. The distributor may, from time to time, provide promotional incentives to certain investment firms. Such incentives may, at the distributor’s discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional commissions.

Householding: To reduce expenses, the Portfolios mail only one copy of the Prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Portfolios at 1-855-572-5945 on days the Portfolios are open for business or contact your financial institution. The Portfolios will begin sending you individual copies thirty days after receiving your request.

VOTING AND MEETINGS

The Participating Insurance Company that issued your variable contract will solicit voting instructions from you and other purchasers of variable annuity contracts with respect to any matters that are presented to a vote of shareholders. The insurance company may be required to vote on a proportional basis, which means that for shares outstanding for which it receives no instructions, the insurance company will vote those shares in the same proportion as the shares for which it did receive instructions (either for or against a proposal). To the extent the insurance company is required to vote the total Portfolio shares held in its separate accounts on a proportional basis, it is possible that a small number of variable insurance contract owners would be able to determine the outcome of a matter. Each Portfolio will vote separately on matters relating solely to that Portfolio or which affects that Portfolio differently. However, all shareholders will have equal voting rights on matters that affect all Portfolios equally. Shareholders shall be entitled to one vote for each share held.

The Portfolios do not hold annual meetings of shareholders but may hold special meetings. Special meetings are held, for example, to elect or remove Trustees, change a Portfolio’s fundamental investment policies, or approve an investment advisory contract. Unless required otherwise by applicable laws, one third of the outstanding shares constitute a quorum (or one third of a Portfolio or class if the matter relates only to the portfolio or class).

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FINANCIAL HIGHLIGHTS

Because the Portfolios have only recently commenced investment operations, no financial highlights are available for the Portfolios at this time. In the future, financial highlights will be presented in this section of the Prospectus.

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PRIVACY NOTICE

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS VARIABLE TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

  Social Security number and wire transfer instructions
  account transactions and transaction history
  investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Variable Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Variable Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

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What we do:
How does Northern Lights Variable Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Variable Trust collect my personal information?

We collect your personal information, for example, when you

  open an account or deposit money
  direct us to buy securities or direct us to sell your securities seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

  sharing for affiliates’ everyday business purposes – information about your creditworthiness.
  affiliates from using your information to market to you.
  sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. Northern Lights Variable Trust does not share with its affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. Northern Lights Variable Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. Northern Lights Variable Trust doesn’t jointly market.

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Adviser	ValMark Advisers, Inc. 130 Springside Drive Akron, OH 44333	Distributor	Northern Lights Distributors, LLC 17605 Wright Street Omaha, NE 68130
Sub- Adviser	Milliman Financial Risk Management LLC 71 S. Wacker Drive, 31st Floor Chicago, IL 60606	Legal Counsel	Thompson Hine LLP 41 South High Street, Suite 1700 Columbus, OH 43215
Custodian	Fifth Third Bank 38 Fountain Square Plaza Cincinnati, OH 45202-4089	Independent Registered Public Accounting Firm	BBD, LLP 1835 Market Street, 26th Floor Philadelphia, PA 19103
Transfer Agent	Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, NE 68130

Additional information about the Portfolios is included in the Portfolios’ Statement of Additional Information dated March 15, 2017 (the “SAI”). The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus). The SAI provides more details about the Trust’s policies and management. Additional information about the Portfolios’ investments will be available in the Portfolios’ Annual and Semi-Annual Reports to Shareholders. In the Portfolios’ Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio’s performance during its last fiscal year.

To obtain a free copy of the SAI and the Annual and Semi-Annual Reports to Shareholders, or other information about the Portfolios, or to make shareholder inquiries about the Portfolios, please call 1-855-572-5945. The Portfolios do not currently maintain a website. You may also write to:

TOPS® Portfolios

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, Nebraska 68130

You may review and obtain copies of the Portfolios’ information at the SEC Public Reference Room in Washington, D.C. Please call 1-202-551-8090 for information relating to the operation of the Public Reference Room. Reports and other information about the Portfolios are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520.

Investment Company Act File # 811-21853

Statement of Additional Information

March 15, 2017

TOPS®	Hedged Equity Conservative Growth ETF Portfolio
TOPS®	Hedged Equity Moderate Growth ETF Portfolio
TOPS®	Hedged Equity Growth ETF Portfolio

Each a series of the Northern Lights Variable Trust

Class 1 shares

Class 2 shares

Class 3 shares

Investor Class shares

This Statement of Additional Information (“SAI”) is not a Prospectus and should be read in conjunction with the Prospectus of the TOPS® Hedged Equity Conservative Growth ETF Portfolio (“TOPS® Hedged Equity Conservative Growth”), TOPS® Hedged Equity Moderate Growth ETF Portfolio (“TOPS® Hedged Equity Moderate Growth”) and TOPS® Hedged Equity Growth ETF Portfolio (“TOPS® Hedged Equity Growth”) (individually a “Portfolio,” collectively the “Portfolios”) dated March 15, 2017. Copies of these documents may be obtained without charge by contacting the Portfolios’ Transfer Agent, Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, Nebraska 68130, or by calling 1-855-572-5945.

TABLE OF CONTENTS

THE PORTFOLIOS	1
TYPES OF INVESTMENTS	3
INVESTMENT RESTRICTIONS	27
POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS	29
MANAGEMENT	31
CONTROL PERSONS AND PRINCIPAL HOLDERS	38
INVESTMENT ADVISER AND SUB-ADVISER	38
DISTRIBUTION AND SHAREHOLDER SERVICES PLAN	41
PORTFOLIO MANAGERS	44
ALLOCATION OF PORTFOLIO BROKERAGE	45
PORTFOLIO TURNOVER	47
OTHER SERVICE PROVIDERS	47
DESCRIPTION OF SHARES	49
ANTI- MONEY LAUNDERING PROGRAM	50
PURCHASE, REDEMPTION AND PRICING OF SHARES	50
TAX STATUS	54
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	58
LEGAL COUNSEL	58
FINANCIAL STATEMENTS	58
APPENDIX A – DESCRIPTION OF BOND RATINGS	A-1
APPENDIX B – PROXY VOTING POLICIES AND PROCEDURES	B-1

THE PORTFOLIOS

The TOPS® Hedged Equity Conservative Growth, TOPS® Hedged Equity Moderate Growth and TOPS® Hedged Equity Growth comprise three series of Northern Lights Variable Trust, a Delaware statutory trust organized on November 2, 2005 (the “Trust”). Each Portfolio is managed by ValMark Advisers, Inc. (the “Adviser”).

The Trust is registered as an open-end management investment company. The Trust is governed by its Board of Trustees (the “Board” or “Trustees”). The Portfolios may issue an unlimited number of shares of beneficial interest. All shares of the Portfolios have equal rights and privileges. Each share of a Portfolio is entitled to one vote on all matters as to which shares are entitled to vote. In addition, each share of a Portfolio is entitled to participate equally with other shares on a per class basis (i) in dividends and distributions declared by the Portfolio and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of the Portfolios are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

The TOPS® Hedged Equity Conservative Growth, TOPS® Hedged Equity Moderate Growth and TOPS® Hedged Equity Growth consist of Class 1 shares, Class 2 shares, Class 3 shares and Investor Class shares. Each share class for a respective Portfolio represents an interest in the same assets of that Portfolio, has the same rights and is identical in all material respects except that (i) each class of shares may be subject to different (or no) sales loads, (ii) each class of shares may bear different distribution fees; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees’ fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares and (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board of Trustees may classify and reclassify the shares of each Portfolio into additional classes of shares at a future date.

The Portfolios’ investment objectives, restrictions, and policies are more fully described here and in the Prospectus. The Board may start other series and offer shares of a new fund under the Trust at any time.

Under the Trust’s Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his/her earlier death, incapacity, resignation or removal. Shareholders can remove a Trustee to the extent provided by the Investment Company

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Act of 1940, as amended (the “1940 Act”) and the rules and regulations promulgated thereunder. Vacancies may be filled by a majority of the remaining Trustees, except insofar as the 1940 Act may require the election by shareholders. As a result, normally no annual or regular meetings of shareholders will be held unless matters arise requiring a vote of shareholders under the Agreement and Declaration of Trust or the 1940 Act.

The Portfolios’ shares are only offered on a continuous basis to the participating insurance companies, which offers variable annuity insurance contracts and flexible premium variable life insurance policies (“Contracts”), certain qualified pension and retirement plans (“Qualified Plans”), separate accounts that are not registered as investment companies (“Unregistered Separate Accounts”) and to other persons permitted to hold shares of the Trust pursuant to Treasury Regulation 1.817-5.

The Trust has received an exemptive order from the SEC (“Exemptive Order”) that permits the series of the Trust, including the Portfolios, to sell shares to separate accounts of unaffiliated insurance companies, and pension and retirement plans that qualify for special income tax treatment. These arrangements may present certain conflicts of interest due to differences in tax treatment and other considerations such that the interests of various variable contract owners participating in a Portfolio and the interests of pension and retirement plans investing in a Portfolio may conflict. For example, violation of the federal tax laws by one insurance company separate account investing directly or indirectly in a Portfolio could cause other variable insurance products funded by the separate account of another insurance company to lose their tax-deferred status unless remedial actions were taken. It is possible that a difference may arise among the interests of the holders of different types of contracts - for example, if applicable state insurance law or contract owner instructions prevent a Participating Insurance Company from continuing to invest in a Portfolio following a change in the Portfolio's investment policies, or if different tax laws apply to flexible premium variable life insurance contracts and variable annuities. The Trust’s Board of Trustees (the “Board”) and each Participating Insurance Company will attempt to monitor events to prevent such differences from arising. As a condition of the Exemptive Order, the Board will monitor events in order to identify any material irreconcilable conflicts which may arise (such as those arising from tax or other differences), and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in one or more of the Portfolios. This might force a Portfolio to sell its securities at disadvantageous prices which could cause a decrease in the Portfolio’s Net Asset Value (“NAV”).

For a description of the methods used to determine the share price and value of the Portfolios’ assets, see “Net Asset Value” in the Portfolios’ Prospectus and “Purchase, Redemption and Pricing of Shares” in this Statement of Additional Information.

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TYPES OF INVESTMENTS

The investment objective of each Portfolio and a description of its principal investment strategies are set forth under “Risk/Return Summary” in the Prospectus. Each Portfolio’s investment objective is not fundamental and may be changed without the approval of a majority of the outstanding voting securities of the Trust.

The following pages contain more detailed information about the types of instruments in which the Portfolios may invest.

Equity Securities

The Portfolio may invest directly in equity securities and in exchange traded funds (“ETFs”) and other investment companies that hold a portfolio of equity securities. Equity securities in which a Portfolio may invest, either directly or indirectly, include common stocks, preferred stocks, and securities convertible into common stocks, such as convertible bonds, warrants, rights and options. The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.

Common Stock

Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

Preferred Stock

The Portfolios may invest in preferred stock with no minimum credit rating. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term

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risks than preferred stocks, fixed-income securities and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measures of a company’s worth.

Convertible Securities

The Portfolios may invest in convertible securities with no minimum credit rating. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Warrants

The Portfolios may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant’s exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Depositary Receipts

The Portfolios may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Many of the risks described below regarding foreign securities apply to investments in ADRs.

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Foreign Securities

General. The Portfolios may invest directly in foreign securities and in ETFs and other investment companies that hold a portfolio of foreign securities. Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Portfolios by domestic companies or the U.S. government. There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of the Portfolios held in foreign countries. Finally, the establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations.

To the extent the Portfolios’ currency exchange transactions do not fully protect the Portfolios against adverse changes in currency exchange rates, decreases in the value of currencies of the foreign countries in which the Portfolios will invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the Portfolios’ assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements). Conversely, increases in the value of currencies of the foreign countries in which the Portfolios invest relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of the Portfolios’ assets (and possibly a corresponding decrease in the amount of securities to be liquidated).

Emerging Markets Securities. The Portfolios may invest directly in and purchase ETFs and other mutual funds that invest in emerging market securities. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Portfolios. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

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Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Portfolios to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a security. Such a delay could result in possible liability to a purchaser of the security.

Investment Companies

Each Portfolio may invest in investment companies such as open-end funds (mutual funds), closed-end funds, and exchange traded funds (also referred to as “Underlying Funds”). The Portfolios will look-through to each Underlying Fund’s holdings for purposes of measuring diversification. The Portfolios do not anticipate that any Underlying Fund will be a Portfolio affiliate. The 1940 Act provides that the mutual funds may not: (1) purchase more than 3% of an investment company’s outstanding shares; (2) invest more than 5% of its assets in any single such investment company (the “5% Limit”), and (3) invest more than 10% of its assets in investment companies overall (the "10% Limit"), unless: (i) the underlying investment company and/or the Portfolio has received an order for exemptive relief from such limitations from the Securities and Exchange Commission (“SEC”); and (ii) the underlying investment company and the Portfolio take appropriate steps to comply with any conditions in such order.

In addition, Section 12(d)(1)(F) of the Investment Company Act of 1940, as amended provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by a Portfolio if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Portfolio and all affiliated persons of the Portfolio; and (ii) the Portfolio has not, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1 ½% percent. An investment company that issues shares to a Portfolio pursuant to paragraph 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. Each Portfolio (or the Adviser acting on behalf of the Portfolio) must comply with the following voting restrictions: when the Portfolio exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Portfolio, the Portfolio will either seek instruction from the Portfolio’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Portfolio in the same proportion as the vote of all other holders of such security.

Further, each Portfolio may rely on Rule 12d1-3, which allows unaffiliated mutual funds to exceed the 5% Limitation and the 10% Limitation, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the

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acquired funds) does not exceed the limits on sales loads established by the Financial Industry Regulatory Authority, Inc. (“FINRA”) for funds of funds.

Each Portfolio and any “affiliated persons,” as defined by the 1940 Act, may purchase in the aggregate only up to 3% of the total outstanding securities of any Underlying Fund. Accordingly, when affiliated persons hold shares of any of the Underlying Funds, the Portfolio’s ability to invest fully in shares of those funds is restricted, and the Adviser must then, in some instances, select alternative investments that would not have been its first preference. The 1940 Act also provides that an Underlying Fund whose shares are purchased by a Portfolio will be obligated to redeem shares held by the Portfolio only in an amount up to 1% of the Underlying Fund’s outstanding securities during any period of less than 30 days. Shares held by a Portfolio in excess of 1% of an Underlying Fund’s outstanding securities therefore, will be considered not readily marketable securities, which, together with other such securities, may not exceed 15% of the Portfolio’s total assets.

Under certain circumstances an Underlying Fund may determine to make payment of a redemption by a Portfolio wholly or partly by a distribution in kind of securities from its holdings, in lieu of cash, in conformity with the rules of the SEC. In such cases, the Portfolio may hold securities distributed by an Underlying Fund until the Adviser determines that it is appropriate to dispose of such securities.

Investment decisions by the investment advisors of the Underlying Funds are made independently of each Portfolio and its Adviser. Therefore, the investment advisor of one Underlying Fund may be purchasing shares of the same issuer whose shares are being sold by the investment advisor of another such fund. The result would be an indirect expense to the Portfolio without accomplishing any investment purpose. Because other investment companies employ an investment adviser, such investments by a Portfolio may cause shareholders to bear duplicate fees.

Closed-End Investment Companies. Each Portfolio may invest its assets in “closed-end” investment companies (or “closed-end funds”), subject to the investment restrictions set forth above. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange, the National Association of Securities Dealers Automated Quotation System (commonly known as “NASDAQ”) and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Portfolio), investors seek to buy and sell shares of closed-end funds in the secondary market.

Each Portfolio generally will purchase shares of closed-end funds only in the secondary market. A Portfolio will incur normal brokerage costs on such purchases similar to the expenses the Portfolio would incur for the purchase of securities of any other type of issuer in the secondary market. The Portfolio may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of the closed-end fund’s proposed investments, the prevailing market conditions and the

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level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Portfolio purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

Each Portfolio may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Portfolio will ever decrease. In fact, it is possible that this market discount may increase and the Portfolio may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Portfolio’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Portfolio at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Portfolio.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders. Each Portfolio’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

Exchange Traded Funds. ETFs are typically passive funds that track their related index and have the flexibility of trading like a security. They are managed by professionals and provide the investor with diversification, cost and tax efficiency, liquidity, marginability, are useful for hedging, have the ability to go long and short, and some provide quarterly dividends. Additionally, some ETFs are unit investment trusts (UITs), which are unmanaged portfolios overseen by trustees and some ETFs may be grantor trusts. An ETF typically holds a portfolio of securities or contracts designed to track a particular market segment or index. Some examples of ETFs are Rydex SharesTM, ProShares®, SPDRs®, streetTRACKS, DIAMONDSSM, NASDAQ 100 Index Tracking StockSM (“QQQsSM”), and iShares®. The Portfolios may use ETFs as part of an overall investment strategy and as part of a hedging strategy. To offset the risk of declining security prices, each Portfolio may invest in inverse ETFs. Inverse ETFs are funds designed to rise in price when stock prices are falling. Additionally, inverse ETFs may employ leverage which magnifies the changes in the underlying stock index upon which they are based. Inverse ETF index funds seek to provide investment results that will match a certain percentage

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of the inverse of the performance of a specific benchmark on a daily basis. For example, if an inverse ETF’s current benchmark is 200% of the inverse of the Russell 2000 Index and the ETF meets its objective, the value of the ETF will tend to increase on a daily basis when the value of the underlying index decreases (e.g., if the Russell 2000 Index goes down 5% then the inverse ETF’s value should go up 10%). ETFs generally have two markets. The primary market is where institutions swap “creation units” in block-multiples of 50,000 shares for in-kind securities and cash in the form of dividends. The Portfolios do not anticipate trading in creation units. The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange. This is different from open-ended mutual funds that are traded after hours once the net asset value (NAV) is calculated. ETFs share many similar risks with open-end and closed-end funds.

There is a risk that an ETFs in which the Portfolios invest may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which the Portfolios intend to invest may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated. In addition, an ETF may terminate if its entire net asset value falls below a certain amount. Although the Portfolios believe that, in the event of the termination of an underlying ETF, they will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time. To the extent a Portfolio invests in a sector product, the Portfolio is subject to the risks associated with that sector.

Each Portfolio could also purchase an ETF to temporarily gain exposure to a portion of the U.S. or foreign market while awaiting an opportunity to purchase securities directly. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities and ETFs have management fees that increase their costs versus the costs of owning the underlying securities directly.

ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange. ETF shares may trade at a discount or a premium in market price if there is a limited market in such shares. Investments in ETFs are subject to brokerage and other trading costs, which could result in greater expenses to a Portfolio. ETFs also are subject to investment advisory and other expenses, which will be indirectly paid by a Portfolio. As a result, your cost of investing in a Portfolio will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest exclusively in stocks and bonds. You will indirectly bear fees and expenses charged by the ETFs in addition to the Portfolio’s direct fees and expenses. Because the value of ETF shares depends on the demand in the market, the Adviser may not be able to liquidate holdings at the most optimal time, adversely affecting a Portfolio’s performance.

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Debt Securities

The following describes some of the risks associated with fixed income debt securities:

Interest Rate Risk. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes although they usually offer higher yields to compensate investors for the greater risks. The longer the maturity of the security, the greater the impact a change in interest rates could have on the security’s price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates and long-term securities tend to react to changes in long-term interest rates.

Credit Risk. Fixed income securities have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of those issuers to make principal or interest payments, as compared to issuers of more highly rated securities.

Extension Risk. The Portfolios are subject to the risk that an issuer will exercise its right to pay principal on an obligation held by the Portfolios (such as mortgage-backed securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e. interest rate sensitivity) and potentially reduce the value of these securities.

Prepayment Risk. Certain types of debt securities, such as mortgage-backed securities, have yield and maturity characteristics corresponding to underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on certain mortgage-backed securities may include both interest and a partial payment of principal. Besides the scheduled repayment of principal, payments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

Securities subject to prepayment are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting

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them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Portfolios.

At times, some of the mortgage-backed securities in which the Portfolios may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses in securities purchased at a premium, as unscheduled prepayments, which are made at par, will cause the Portfolios to experience a loss equal to any unamortized premium.

Certificates of Deposit and Bankers’ Acceptances

The Portfolios may invest in certificates of deposit and bankers’ acceptances, which are considered to be short-term money market instruments.

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper

The Portfolios may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.

Time Deposits and Variable Rate Notes

A Portfolio may invest in fixed time deposits, whether or not subject to withdrawal penalties.

The commercial paper obligations, which the Portfolios may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a “Master Note”) permit the Portfolios to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Portfolios as Lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. The Portfolios have the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note.

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The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Portfolios and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus, there is no limitation on the type of issuer from whom these notes may be purchased; however, in connection with such purchase and on an ongoing basis, the Portfolios’ Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are subject to the Portfolios’ investment restriction on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

Insured Bank Obligations

The Portfolios may invest in insured bank obligations. The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $250,000. The Portfolios may purchase bank obligations, which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.

United States Government Obligations

These consist of various types of marketable securities issued by the United States Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the United States government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis. The Portfolios may also invest in Treasury Inflation-Protected Securities (TIPS). TIPS are special types of treasury bonds that were created in order to offer bond investors protection from inflation. The value of the TIPS are automatically adjusted to the inflation rate as measured by the Consumer Price Index (CPI). If the CPI goes up by half a percent, the value of the bond (the TIPS) would also go up by half a percent. If the CPI falls, the value of the bond does not fall because the government guarantees that the original investment will stay the same. TIPS decline in value when real interest rates rise. However, in certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, TIPS may experience greater losses than other fixed income securities with similar duration.

United States Government Agencies

These consist of debt securities issued by agencies and instrumentalities of the United States government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, Government National Mortgage Association (“Ginnie Mae”), Farmer’s Home

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Administration, Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Farm Credit Banks, the Federal National Mortgage Association (“Fannie Mae”), and the United States Postal Service. These securities are either: (i) backed by the full faith and credit of the United States government (e.g., United States Treasury Bills); (ii) guaranteed by the United States Treasury (e.g., Ginnie Mae mortgage-backed securities); (iii) supported by the issuing agency’s or instrumentality’s right to borrow from the United States Treasury (e.g., Fannie Mae Discount Notes); or (iv) supported only by the issuing agency’s or instrumentality’s own credit (e.g., Tennessee Valley Association). On September 7, 2008, the U.S. Treasury Department and the Federal Housing Finance Authority (the “FHFA”) announced that Fannie Mae and Freddie Mac had been placed into conservatorship, a statutory process designed to stabilize a troubled institution with the objective of returning the entity to normal business operations. The U.S. Treasury Department and the FHFA at the same time established a secured lending facility and a Secured Stock Purchase Agreement with both Fannie Mae and Freddie Mac to ensure that each entity had the ability to fulfill its financial obligations. The FHFA announced that it does not anticipate any disruption in pattern of payments or ongoing business operations of Fannie Mae or Freddie Mac.

Government-related guarantors (i.e. not backed by the full faith and credit of the United States Government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the United States Government.

Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. Freddie Mac issues Participation Certificates (“PC’s”) which represent interests in conventional mortgages from Freddie Mac’s national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such nongovernmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal

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of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers.

Mortgage Pass-Through Securities

Interests in pools of mortgage pass-through securities differ from other forms of debt securities (which normally provide periodic payments of interest in fixed amounts and the payment of principal in a lump sum at maturity or on specified call dates). Instead, mortgage pass-through securities provide monthly payments consisting of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on the underlying residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Unscheduled payments of principal may be made if the underlying mortgage loans are repaid or refinanced or the underlying properties are foreclosed, thereby shortening the securities’ weighted average life. Some mortgage pass-through securities (such as securities guaranteed by Ginnie Mae) are described as “modified pass-through securities.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage pass-through securities is Ginnie Mae. Ginnie Mae is authorized to guarantee, with the full faith and credit of the U.S. Treasury, the timely payment of principal and interest on securities issued by lending institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgage loans. These mortgage loans are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A “pool” or group of such mortgage loans is assembled and after being approved by Ginnie Mae, is offered to investors through securities dealers.

Government-related guarantors of mortgage pass-through securities (i.e., not backed by the full faith and credit of the U.S. Treasury) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Mortgage pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the U.S. Treasury.

Resets. The interest rates paid on the Adjustable Rate Mortgage Securities (“ARMs”) in which the Portfolios may invest generally are readjusted or reset at intervals of one year or less to an increment over some predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure,

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such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the National Median Cost of Portfolios, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others tend to lag changes in market rate levels and tend to be somewhat less volatile.

Caps and Floors. The underlying mortgages which collateralize the ARMs in which the Portfolios may invest will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down: (1) per reset or adjustment interval, and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower’s monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization. The value of mortgage securities in which the Portfolios invest may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans. Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage securities in which the Portfolios invest to be shorter than the maturities stated in the underlying mortgages.

Securities Options

The Portfolios may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The

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option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor’s 500® Index or the Value Line Composite Index or a narrower market index, such as the Standard & Poor’s 100®. Indices may also be based on an industry or market segment, such as the NYSE Arca Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the Chicago Board Options Exchange, the New York Stock Exchange, and the NASDAQ PHLX.

The Portfolios’ obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Portfolios’ execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event the Portfolios will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer unable to effect a closing purchase transaction will not be able to sell the underlying instrument or liquidate the assets held in a segregated account, as described below, until the option expires or the optioned instrument is delivered upon exercise. In such circumstances, the writer will be subject to the risk of market decline or appreciation in the instrument during such period.

If an option purchased by a Portfolio expires unexercised, the Portfolio realizes a loss equal to the premium paid. If the Portfolio enters into a closing sale transaction on an option purchased by it, the Portfolio will realize a gain if the premium received by the Portfolio on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Portfolio expires on the stipulated expiration date or if the Portfolio enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If an option written by the Portfolio is exercised, the proceeds of the sale will be increased by the net premium originally received and the Portfolio will realize a gain or loss.

Certain Risks Regarding Options. There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions

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may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Successful use by the Portfolios of options on stock indices will be subject to the ability of the Adviser to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, the Portfolios’ ability to effectively hedge all or a portion of its security holdings, in anticipation of or during a market decline, through transactions in put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Portfolios. Inasmuch as the Portfolios’ securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Portfolios bear the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indices. It is also possible that there may be a negative correlation between the index and the Portfolios’ securities that would result in a loss on both such securities and the options on stock indices acquired by the Portfolios.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by the Portfolios in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the s is unable to close out a call option on securities that it has written before the option is exercised, the Portfolios may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If the Portfolios are unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

Cover for Options Positions. Transactions using options (other than options that the Portfolios have purchased) expose the Portfolios to an obligation to another party. The Portfolios

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will not enter into any such transactions unless it owns either (i) an offsetting (“covered”) position in securities or other options or (ii) cash or liquid securities with a value sufficient at all times to cover its potential obligations not covered as provided in (i) above. The Portfolios will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities in a segregated account with the Custodian in the prescribed amount. Under current SEC guidelines, the Portfolios will segregate assets to cover transactions in which the Portfolios write or sells options.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Portfolios’ assets to cover or segregated accounts could impede portfolio management or the Portfolios’ ability to meet redemption requests or other current obligations.

Options on Futures Contracts. The Portfolios may purchase and sell options on the same types of futures in which it may invest. Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Dealer Options

The Portfolios may engage in transactions involving dealer options as well as exchange-traded options. Certain additional risks are specific to dealer options. While the Portfolios might look to a clearing corporation to exercise exchange-traded options, if the Portfolios were to purchase a dealer option it would need to rely on the dealer from which it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Portfolios as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, the Portfolios may generally be able to realize the value of a dealer option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when the Portfolios write a dealer option, the Portfolios may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Portfolio originally wrote the option. While the Portfolios will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Portfolios, there can be no assurance that the Portfolios will at any time be able to liquidate a dealer option at a favorable price at any time

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prior to expiration. Unless the Portfolios, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Portfolios may be unable to liquidate a dealer option. With respect to options written by the Portfolios, the inability to enter into a closing transaction may result in material losses to the Portfolios. For example, because the Portfolios must maintain a secured position with respect to any call option on a security it writes, the Portfolios may not sell the assets that it has segregated to secure the position while it is obligated under the option. This requirement may impair the Portfolios’ ability to sell securities at a time when such sale might be advantageous.

The Staff of the SEC has taken the position that purchased dealer options are illiquid securities. The Portfolios may treat the cover used for written dealer options as liquid if the dealer agrees that the Portfolios may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Portfolios will treat dealer options as subject to the Portfolios’ limitation on illiquid securities. If the SEC changes its position on the liquidity of dealer options, the Portfolios will change their treatment of such instruments accordingly.

Spread Transactions

The Portfolios may purchase covered spread options from securities dealers. These covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Portfolios the right to put securities that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Portfolios do not own, but which is used as a benchmark. The risk to the Portfolios, in addition to the risks of dealer options described above, is the cost of the premium paid as well as any transaction costs. The purchase of spread options will be used to protect the Portfolios against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. This protection is provided only during the life of the spread options.

Repurchase Agreements

The Portfolios may enter into repurchase agreements. In a repurchase agreement, an investor purchases a security (known as the “underlying security”) from a securities dealer or bank. Any such dealer or bank must be deemed creditworthy by the Adviser. At that time, the bank or securities dealer agrees to repurchase the underlying security at a mutually agreed upon price on a designated future date. The repurchase price may be higher than the purchase price, the difference being income to the Portfolios, or the purchase and repurchase prices may be the same, with interest at an agreed upon rate due to the Portfolios on repurchase. In either case, the income to the Portfolios generally will be unrelated to the interest rate on the underlying securities. Repurchase agreements must be “fully collateralized,” in that the market value of the underlying securities (including accrued interest) must at all times be equal to or greater than the

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repurchase price. Therefore, a repurchase agreement can be considered a loan collateralized by the underlying securities.

Repurchase agreements are generally for a short period of time, often less than a week, and will generally be used by the Portfolios to invest excess cash or as part of a temporary defensive strategy. Repurchase agreements that do not provide for payment within seven days will be treated as illiquid securities. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Portfolios could experience both delays in liquidating the underlying security and losses. These losses could result from: (a) possible decline in the value of the underlying security while the Portfolios are seeking to enforce their rights under the repurchase agreement; (b) possible reduced levels of income or lack of access to income during this period; and (c) expenses of enforcing their rights.

Futures Contracts

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

Unlike when the Portfolios purchase or sell a security, no price would be paid or received by the Portfolios upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Portfolios’ open positions in futures contracts, the Portfolios would be required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Portfolios.

These subsequent payments, called “variation margin,” to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and

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short positions in the futures contract more or less valuable, a process known as “marking to the market.” The Portfolios expect to earn interest income on its margin deposits.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical underlying instrument or index and the same delivery date. If the offsetting purchase price is less than the original sale price, the Portfolios realize a gain; if it is more, the Portfolios realize a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Portfolios realize a gain; if it is less, the Portfolios realize a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Portfolios will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Portfolios are not able to enter into an offsetting transaction, the Portfolios will continue to be required to maintain the margin deposits on the futures contract.

For example, one contract in the Financial Times Stock Exchange 100 Index future is a contract to buy 25 pounds sterling multiplied by the level of the UK Financial Times 100 Share Index on a given future date. Settlement of a stock index futures contract may or may not be in the underlying instrument or index. If not in the underlying instrument or index, then settlement will be made in cash, equivalent over time to the difference between the contract price and the actual price of the underlying asset at the time the stock index futures contract expires.

Regulation as a Commodity Pool Operator

The Trust, on behalf of the Portfolios, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to the Portfolios’ operations. Accordingly, the Portfolios are not subject to registration or regulation as a commodity pool operator.

When-Issued, Forward Commitments and Delayed Settlements

The Portfolios may purchase and sell securities on a when-issued, forward commitment or delayed settlement basis. In this event, the Custodian (as defined under the section entitled “Custodian”) will segregate liquid assets equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside securities to satisfy a purchase commitment. In such a case, the Portfolios may be required subsequently to segregate additional assets in order to assure that the value of the account remains equal to the amount of the Portfolios’ commitment. It may be expected that the Portfolios’ net assets will fluctuate to a greater degree when it sets aside securities to cover such purchase commitments than when it sets aside cash.

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The Portfolios do not intend to engage in these transactions for speculative purposes but only in furtherance of their investment objectives. Because the Portfolios will segregate liquid assets to satisfy their purchase commitments in the manner described, the Portfolios’ liquidity and the ability of the Portfolios’ Adviser to manage them may be affected in the event the Portfolios’ forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of their net assets.

The Portfolios will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Portfolios may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Portfolios on the settlement date. In these cases the Portfolios may realize a taxable capital gain or loss. When the Portfolios engage in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Portfolios incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Portfolios starting on the day the Portfolios agree to purchase the securities. The Portfolios do not earn interest on the securities it has committed to purchase until it has paid for and delivered on the settlement date.

Illiquid and Restricted Securities

The Portfolios may invest up to 15% of their net assets in illiquid securities. If illiquid investments ever exceed 15% of the Portfolios’ net assets, the Portfolios will reduce illiquid investments back down to 15% or less. Illiquid securities include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the 1933 Act) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation. The Portfolios might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. The Portfolios might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

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A large institutional market exists for certain securities that are not registered under the Securities Act, including foreign securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the Securities Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resale of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by the Financial Industry Regulatory Authority.

Under guidelines adopted by the Trust’s Board, the Adviser of the Portfolios may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(a)(2) of the Securities Act, are liquid even though they are not registered. A determination of whether such a security is liquid or not is a question of fact. In making this determination, the Adviser will consider, as it deems appropriate under the circumstances and among other factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) dealer undertakings to make a market in the security; (5) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); and (6) the rating of the security and the financial condition and prospects of the issuer. In the case of commercial paper, the Adviser will also determine that the paper (1) is not traded flat or in default as to principal and interest, and (2) is rated in one of the two highest rating categories by at least two National Statistical Rating Organization (“NRSRO”) or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the Adviser determines that it is of equivalent quality.

Rule 144A securities and Section 4(a)(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Adviser to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4(a)(2) commercial paper could have the effect of increasing the amount of the Portfolios’ assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

Lending Portfolio Securities

For the purpose of achieving income, the Portfolios may lend their securities, provided (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents (cash, U.S. Government securities, negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned, (2) the Portfolios may

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at any time call the loan and obtain the return of securities loaned, (3) the Portfolios will receive any interest or dividends received on the loaned securities, and (4) the aggregate value of the securities loaned will not at any time exceed one-third of the total assets of the Portfolios.

Short Sales

The Portfolios may sell securities short involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which the Portfolios sell a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When the Portfolios make a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Portfolios are required to make a margin deposit in connection with such short sales; the Portfolios may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Portfolios cover their short position, the Portfolios will incur a loss; conversely, if the price declines, the Portfolios will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent the Portfolios sell securities short, they will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with their custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale). The Portfolios do not intend to enter into short sales (other than short sales “against the box”) if immediately after such sales the aggregate of the value of all collateral plus the amount in such segregated account exceeds 10% of the value of the Portfolios’ net assets. This percentage may be varied by action of the Board of Trustees. A short sale is “against the box” to the extent the Portfolios contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

Swap Agreements

The Portfolios may enter into interest rate, index and currency exchange rate swap agreements in an attempt to obtain a particular desired return at a lower cost to the Portfolios than if they had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties

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agree to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. The Portfolios’ obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Portfolios’ obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolios) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. government securities, or other liquid securities, to avoid leveraging of the Portfolios’ holdings.

Whether the Portfolios’ use of swap agreements enhance the Portfolios’ total return will depend on the Adviser’s ability correctly to predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Portfolios bear the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Adviser will cause the Portfolios to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Portfolios’ repurchase agreement guidelines. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Portfolios’ ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act (“CEA”) and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations of the CFTC. To qualify for this exemption, a swap agreement must be entered into by “eligible participants,” which include the following, provided the participants’ total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employees benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit

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enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

Certain Investment Techniques and Derivatives Risk

When the Adviser uses investment techniques such as margin, leverage and short sales, and forms of financial derivatives, such as options and futures, an investment in the Portfolios may be more volatile than investments in other mutual funds. Although the intention is to use such investment techniques and derivatives to minimize risk to the Portfolios, as well as for speculative purposes, there is the possibility that improper implementation of such techniques and derivative strategies or unusual market conditions could result in significant losses to the Portfolios. Derivatives are used to limit risk in the Portfolios or to enhance investment return and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives involve special risks, including: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that the Adviser anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Portfolios’ initial investment in that instrument (in some cases, the potential loss in unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, or that penalties could be incurred for positions held less than the required minimum holding period, which could leave the Portfolios worse off than if they had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences. In addition, the use of derivatives for non-hedging purposes (that is, to seek to increase total return) is considered a speculative practice and may present an even greater risk of loss than when used for hedging purposes.

Temporary Defensive Positions

To respond to adverse market, economic, political or other conditions, the Portfolios may invest 100% of its total assets, without limitation, in high-quality short-term debt securities and money market instruments. The Portfolios may be invested in these instruments for extended periods, depending on the Adviser’s assessment of market conditions. These short-term debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. While the Portfolios are in a defensive position, the opportunity to achieve its investment objective will be limited. Furthermore, to the extent that the Portfolios invest in money market mutual funds for its cash position, there will be some duplication of expenses because the Portfolios would bear its pro- rata portion of such money market funds’ advisory fees and operational fees. The Portfolios may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

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INVESTMENT RESTRICTIONS

The Portfolios have adopted the following investment restrictions that may not be changed without approval by a “majority of the outstanding shares” of the Portfolios which, as used in this SAI, means the vote of the lesser of (a) 67% or more of the shares of the Portfolios represented at a meeting, if the holders of more than 50% of the outstanding shares of the Portfolios are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Portfolios.

1.       Borrowing Money. The Portfolios will not borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Portfolios; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Portfolios’ total assets at the time when the borrowing is made.

2.       Senior Securities. The Portfolios will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Portfolios, provided that the Portfolios’ engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3.       Underwriting. The Portfolios will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of securities (including restricted securities), the Portfolios may be deemed an underwriter under certain federal securities laws.

4.       Real Estate. The Portfolios will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Portfolios from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5.       Commodities. The Portfolios will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Portfolios from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies, which are engaged in a commodities business or have a significant portion of their assets in commodities.

6.       Loans. The Portfolios will not make loans to other persons, except: (a) by loaning securities; (b) by engaging in repurchase agreements; or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

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7.       Concentration. The Portfolios will not invest 25% or more of their total assets in a particular industry or group of industries. The Portfolios will not invest 25% or more of their total assets in any investment company that so concentrates. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

THE FOLLOWING ARE ADDITIONAL INVESTMENT LIMITATIONS OF THE PORTFOLIOS. THE FOLLOWING RESTRICTIONS ARE DESIGNATED AS NON-FUNDAMENTAL AND MAY BE CHANGED BY THE BOARD OF TRUSTEES OF THE TRUST WITHOUT THE APPROVAL OF SHAREHOLDERS.

1.       Pledging. The Portfolios will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Portfolios except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2.       Borrowing. The Portfolios will not purchase any security while borrowings representing more than one third of their total assets are outstanding.

3.       Margin Purchases. The Portfolios will not purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short-term credit obtained by the Portfolios for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investment techniques.

4.       Illiquid Investments. The Portfolios will not invest 15% or more of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities. If, through a change in values, net assets or other circumstances, the Portfolios were in a position where more than 15% of their net assets were invested in illiquid securities, they would seek to take appropriate steps to protect liquidity.

5.       80% Investment Policy. Under normal circumstances, each Portfolio will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity ETFs. Shareholders of a Portfolio will be provided with at least 60 days prior notice of any change in the Portfolio’s 80% policy. The notice will be provided in a separate written document containing the following, or similar, statement, in boldface type: “Important Notice Regarding Change in Investment Policy.” The statement will also appear on the envelope in which the notice is delivered, unless the notice is delivered separately from other communications to the shareholder.

If a restriction on the Portfolios’ investments is adhered to at the time an investment is made, a subsequent change in the percentage of the Portfolios’ assets invested in certain

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securities or other instruments, or change in average duration of the Portfolios’ investment holdings, resulting from changes in the value of the Portfolios’ total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted policies and procedures that govern the disclosure of the Portfolios’ holdings. These policies and procedures are designed to ensure that such disclosure is in the best interests of the Portfolios’ shareholders.

It is the Trust’s policy to: (1) ensure that any disclosure of holdings information is in the best interest of Trust shareholders; (2) protect the confidentiality of holdings information; (3) have procedures in place to guard against personal trading based on the information; and (4) ensure that the disclosure of holdings information does not create conflicts between the interests of the Trust’s shareholders and those of the Trust’s affiliates.

The Portfolios disclose their holdings by mailing its annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and semi-annual period. In addition, the Portfolios will disclose their holdings reports on Forms N-CSR and Form N-Q approximately two months after the end of each quarter/semi-annual period.

The Portfolios may choose to make holdings information available to rating agencies such as Lipper, Morningstar or Bloomberg more frequently on a confidential basis. The Portfolios may also choose to make holdings information available more frequently to insurance companies with whom the Portfolios have signed a participation agreement. Upon receipt of holdings information, insurance companies are permitted to disclose to third parties only broad statistical data which summarizes the nature of holdings (including, but not limited to, net equity exposure statistics).

Under limited circumstances, as described below, the Portfolios’ holdings may be disclosed to, or known by, certain third parties in advance of their filing with the SEC on Form N-CSR or Form N-Q. In each case, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential.

•	The Adviser or Sub-Adviser. Personnel of the Adviser or Sub-Adviser, including personnel responsible for managing the Portfolios’ investment holdings, may have full daily access to the Portfolios’ investment holdings because that information is necessary in order for the Adviser or Sub-Adviser to provide its management, administrative, and investment services to the Portfolios. As required for purposes of analyzing the impact of existing and future market changes on the prices, availability,
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demand and liquidity of such securities, as well as for the assistance of Portfolio Managers in the trading of such securities, the Adviser’s or Sub-Adviser’s personnel may also release and discuss certain holdings with various broker-dealers.

•	Gemini Fund Services, LLC is the transfer agent, fund accountant and administrator for the Portfolios; therefore, its personnel have full daily access to the Portfolios’ holdings because that information is necessary in order for it to provide the agreed-upon services for the Trust.
•	Fifth Third Bank is the custodian for the Portfolios; therefore, its personnel have full daily access to the Portfolios’ holdings because that information is necessary in order for it to provide the agreed-upon services for the Portfolios.
•	BBD, LLP is the Portfolios’ independent registered public accounting firm; therefore, its personnel have access to the Portfolios’ holdings in connection with auditing of the Portfolios’ annual financial statements and providing assistance and consultation in connection with SEC filings.
•	Thompson Hine LLP is counsel to the Portfolios; therefore, its personnel have access to the Portfolios’ holdings in connection with the review of the Portfolios’ annual and semi-annual shareholder reports and SEC filings.
•	Counsel to the Independent Trustees. Counsel to the Independent Trustees and its personnel have access to each Portfolio’s portfolio holdings in connection with review of each Portfolio’s annual and semi-annual shareholder reports and SEC filings.
•	Insurance Company Participants. The Portfolios are sold exclusively through insurance company separate accounts. Insurance companies with whom the Portfolios have signed a participation agreement may request due diligence information from time to time on various aspects of each Portfolio’s holdings, to gauge risk and asset class exposure and for other due diligence purposes. This information is used only for internal due diligence by the insurance companies and will not be disclosed to third parties or used for any other purposes, except as explicitly permitted above.

Additions to List of Approved Recipients. The Portfolios’ Chief Compliance Officer is the person responsible, and whose prior approval is required, for any disclosure of the Portfolios’ securities at any time or to any persons other than those described above. In such cases, the recipient must have a legitimate business need for the information and must be subject to a duty to keep the information confidential. There are no ongoing arrangements in place with respect to the disclosure of holdings. In no event shall the Portfolios, the Adviser, the Sub-Adviser, or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Portfolio’s holdings.

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Compliance With Portfolio Holdings Disclosure Procedures. The Portfolios’ Chief Compliance Officer will report periodically to the Board with respect to compliance with the Portfolio’s holdings disclosure procedures, and from time to time will provide the Board any updates to the holdings disclosure policies and procedures.

There is no assurance that the Trust’s policies on disclosure of holdings will protect the Portfolio from the potential misuse of holdings information by individuals or firms in possession of that information.

MANAGEMENT

The business of the Trust is managed under the direction of the Board in accordance with the Agreement and Declaration of Trust and the Trust’s By-laws (the “Governing Documents”), which have been filed with the SEC and are available upon request. The Board consists of seven (7) individuals, six (6) of whom are not “interested persons” (as defined under the 1940 Act) of the Trust or the Adviser (“Independent Trustees”). Pursuant to the Governing Documents of the Trust, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Accounting Officer. The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust’s purposes. The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

Board Leadership Structure

The Trust is led by Anthony Hertl, an Independent Trustee, who has served as the Chairman of the Board since July 2013. The Board of Trustees is comprised of Mr. Hertl, five (5) additional Independent Trustees, and one (1) Interested Trustee. Andrew Rogers, the Interested Trustee, is the Chief Executive Officer of Gemini Fund Services, LLC, and President of the Trust. Additionally, under certain 1940 Act governance guidelines that apply to the Trust, the Independent Trustees will meet in executive session, at least quarterly. Under the Trust’s Agreement and Declaration of Trust and By-Laws, the Chairman of the Board is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) execution and administration of Trust policies including (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings. Generally, the Trust believes it best to have a non-executive Chairman of the Board, who together with the President (principal executive officer), are seen by our shareholders, business partners and other stakeholders as providing strong leadership. The Trust believes that its Chairman, the independent chair of the Audit Committee, and, as an entity, the full Board of Trustees, provide effective leadership that is in the best interests of the Trust, its Funds and each shareholder.

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Board Risk Oversight

The Board of Trustees has a standing independent Audit Committee with a separate chair, Mark H. Taylor. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial and reporting risk within its area of responsibilities. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risks.

Trustee Qualifications

Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills. Anthony J. Hertl has over 20 years of business experience in financial services industry and related fields including serving as chair of the finance committee for the Borough of Interlaken, New Jersey and Vice President-Finance and Administration of Marymount College, holds a Certified Public Accountant designation, served or has served as a member of other mutual fund boards outside of the Fund Complex and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and other fund boards. Gary W. Lanzen has over 20 years of business experience in the financial services industry, holds a Master’s degree in Education Administration, is a Certified Financial Planner (“CFP”), serves as a member of two other mutual fund boards outside of the Fund Complex and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and other mutual fund boards. Mark H. Taylor, has over two decades of academic and professional experience in the accounting and auditing areas, has Doctor of Philosophy, Master’s and Bachelor’s degrees in Accounting, is a Certified Public Accountant and is Professor of Accountancy at the Weatherhead School of Management at Case Western Reserve University. He serves as a member of two other mutual fund boards outside of the Fund Complex, has served a fellowship in the Office of the Chief Accountant at the headquarters of the United States Securities Exchange Commission, served a three-year term on the AICPA Auditing Standards Board (2008-2011), and like the other Board members, possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and other mutual fund boards. John V. Palancia has over 30 years of business experience in financial services industry including serving as the Director of Futures Operations for Merrill Lynch, Pierce, Fenner & Smith, Inc. Mr. Palancia holds a Bachelor of Science degree in Economics. He also possesses a strong understanding of risk management, balance sheet analysis and the regulatory framework under which regulated financial entities must operate based on service to Merrill Lynch. Additionally, he is well versed in the regulatory framework under which investment companies must operate and serves as a member of three other fund boards. Andrew Rogers has more than 20 years of experience in the financial services industry and has served as the President of the Trust since 2006. Mr. Rogers is also currently the Chief Executive Officer of Gemini Fund Services, LLC. Prior to joining

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Gemini Fund Services, LLC, he served in executive roles at J.P. Morgan Chase and Co. and Alliance Capital Management Holdings L.P. as Financial Reporting Manager. Mr. Rogers holds a Bachelor of Science in Accounting. Mark D. Gersten has more than 30 years of experience in the financial services industry, having served in executive roles at AllianceBernstein LP and holding key industry positions at Prudential-Bache Securities and PriceWaterhouseCoopers. He also serves as a member of two other mutual fund boards outside of the Fund Complex. Mr. Gersten is a certified public accountant and holds an MBA in accounting. Like other trustees, his experience has given him a strong understanding of the regulatory framework under which investment companies operate. Mark S. Garbin has more than 30 years of experience in corporate balance sheet and income statement risk management for large asset managers, serving as Managing Principal of Coherent Capital Management LLC since 2007. Mr. Garbin has extensive derivatives experience and has provided consulting services to alternative asset managers. He is both a Chartered Financial Analyst and Professional Risk Manager charterholder and holds advanced degrees in international business. The Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes them each highly qualified.

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	12	Northern Lights Variable Trust (for series not affiliated with Portfolios, since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Independent Director OHA Mortgage Strategies Fund (offshore), Ltd. (since 2014); Northern Lights Fund Trust (since 2013); Altegris KKR Private Equity Master Fund and Altegris KKR Private Equity Fund (since 2014); Ramius Archview Credit and Distressed Fund (since 2015).
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative	12	Northern Lights Variable Trust (for series not affiliated with Portfolios, since 2013); Schroder Global Series Trust (2012 - Feb. 2017); Two Roads Shared Trust
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		Funds, AllianceBernstein LP (1985 – 2011).		(since 2012); Northern Lights Fund Trust (since 2013); Altegris KKR Private Equity Master Fund and Altegris KKR Private Equity Fund (since 2014).
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	12	Northern Lights Variable Trust (for series not affiliated with Portfolios, since 2005); AdvisorOne Funds (2004-2013); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (2007 – May, 2010); The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007- February 2011), Global Real Estate Fund (2008-2011), The World Funds Trust (2010-2013) and Northern Lights Fund Trust (since 2005).
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, Partner and President, Orizon Investment Counsel, Inc. (2000-2006); Chief Investment Officer (2000 -2010).	12	Northern Lights Variable Trust (for series not affiliated with Portfolios, since 2005); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); and Northern Lights Fund Trust (since 2005).
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	12	Northern Lights Variable Trust (for series not affiliated with Portfolios, since 2011); Northern Lights Fund Trust (since 2011); NLFT III (since February 2012); Alternative Strategies Fund (since 2012).
Mark H. Taylor Born in 1964	Trustee Since 2007	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); President, Auditing Section of the American Accounting Association (2012-2015); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011); Fellow, Office of the Chief Accountant, United States Securities Exchange Commission (2005-2006).	12	Northern Lights Variable Trust (for series not affiliated with Portfolios, since 2007); Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc. (LFTAX) (Director and Audit Committee Chairman) (2007-2012); NLFT III (since February 2012); Northern Lights Fund Trust (since 2007).
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Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers*** 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Alternative Funds, LLC (since 2013); Chief Executive Officer, Gemini Hedge Fund Services, LLC (since 2013); Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly President and Manager, Blu Giant, LLC (2004 - 2011).	12	Northern lights Variable Trust (for series not affiliated with Portfolios since 2013).
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, LLC (2004 - 2013).	N/A	N/A
Stephanie Shearer 80 Arkay Drive Hauppauge, NY 11788 Born in 1979	Secretary Since March 2017	Senior Paralegal, Gemini Fund Services, LLC (since 2007).	N/A	N/A
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Emile R. Molineaux Born in 1962	Chief Compliance Officer Since 2011	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011); General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC (2004 - June 2012); Secretary and CCO, Northern Lights Compliance Services, LLC; (2003-2011); In-house Counsel, The Dreyfus Funds (1999 – 2003).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

** The term “Fund Complex” includes series of Northern Lights Variable Trust (“NLVT”) that are advised by the Adviser.

*** Andrew Rogers is an “Interested Trustee” of the Trust as that term is defined under the 1940 Act, because of his status as a Trust officer and his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant and Transfer Agent).

Board Committees

Audit Committee

The Board has an Audit Committee that consists of all the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act. The Audit Committee’s responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust’s independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust’s independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Trust’s accounting and financial reporting policies and practices and internal controls. The Audit committee operates pursuant to an Audit Committee Charter. The Audit Committee is also responsible for seeking and reviewing nominee candidates for consideration as Independent Trustees as is from time to time considered necessary or appropriate. The Audit Committee generally will not consider shareholder nominees. The Audit Committee is also responsible for reviewing and setting Independent Trustee compensation from time to time when considered necessary or appropriate. During the past fiscal year, the Audit Committee held thirteen meetings.

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Compensation

Each Trustee who is not affiliated with the Trust or an investment adviser to any series of the Trust will receive a quarterly fee of $6,587.50 for his attendance at the regularly scheduled meetings of the Board of Trustees, to be paid in advance of each calendar quarter, as well as reimbursement for any reasonable expenses incurred. In addition to the quarterly fees and reimbursements, the Chairman of the Board receives a quarterly fee of $1,487.50 and the Audit Committee Chairman receives a quarterly fee of $1,062.50.

Additionally, in the event a meeting of the Board of Trustees other than its regularly scheduled meetings (a “Special Meeting”) is required, each Independent Trustee will receive a fee of $2,500 per Special Meeting, as well as reimbursement for any reasonable expenses incurred, to be paid by the relevant series of the Trust or its investment adviser depending on the circumstances necessitating the Special Meeting.

The table below details the amount of compensation the Trustees received from the Trust during the fiscal year ended December 31, 2016. Each Independent Trustee attended all quarterly meetings during the period. The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name and Position	TOPS® Hedged Equity Conservative Growth	TOPS® Hedged Equity Moderate Growth	TOPS® Hedged Equity Growth	Pension or Retirement Benefits Accrued as Part of Funds Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex*** Paid to Trustees
Anthony J. Hertl	None	None	None	None	None	$21,124.04
Gary Lanzen	None	None	None	None	None	$21,124.04
Mark H. Taylor	None	None	None	None	None	$21,124.04
John V. Palancia	None	None	None	None	None	$21,124.04
Andrew Rogers*	None	None	None	None	None	None
Mark D. Gersten**	None	None	None	None	None	$21,124.04
Mark Garbin**	None	None	None	None	None	$21,124.04

* This Trustee is deemed to be an “interested person” as defined in the 1940 Act as a result of his Trust officer status and his affiliation with Gemini Fund Services, LLC (the Trust’s Administrator, Transfer Agent and Fund Accountant).

**Elected as a Trustee in September 2013.

*** The term “Fund Complex” includes series of Northern Lights Variable Trust (“NLVT”) that are advised by the Adviser. There are currently multiple series comprising the Trust. Trustees’ fees are allocated equitably among the series in the Trust.

Trustee Ownership

The following table indicates the dollar range of equity securities that each Trustee beneficially owned in the Trust as of December 31, 2016.

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Name of Trustee	Dollar Range of Equity Securities in the Portfolios	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Anthony J. Hertl	None	None
Gary Lanzen	None	None
John V. Palancia	None	None
Andrew Rogers*	None	None
Mark Taylor	None	None
Mark D. Gersten	None	None
Mark Garbin	None	None

* This Trustee is deemed to be an ‘interested person’ as defined in the 1940 Act as a result of Trust officer status and his affiliation with Gemini Fund Services, LLC (the Trust’s Administrator, Transfer Agent and Fund Accountant),

Management Ownership

As of March 10, 2017, the Trustees, as a group, owned less than 1.00% of the Portfolios’ outstanding shares and less than 1.00% of the Fund Complex’s outstanding shares.

CONTROL PERSONS AND PRINCIPAL HOLDERS

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Portfolios. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledged the existence of control. As of the date of this SAI, there were no principal or control shareholders as there were no shares of the Portfolios outstanding.

INVESTMENT ADVISER AND SUB-ADVISER

Investment Adviser and Advisory Agreement

The Adviser of the Portfolios is ValMark Advisers, Inc. (the “Adviser”), located at 130 Springside Drive, Akron, OH 44333. Pursuant to the Investment Advisory Agreement with the Trust, on behalf of the Portfolios (the “Advisory Agreement”), the Adviser, subject to the supervision of the Board of the Trust, and in conformity with the stated policies of the Portfolios, manages the operations of the Portfolios.

Under the Advisory Agreement, the Adviser, under the supervision of the Board, agrees to invest the assets of the Portfolios in accordance with applicable law and the investment objective, policies and restrictions set forth in the Portfolios’ current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser. The Adviser shall act as the investment advisor to the Portfolios and, as such shall (i) obtain and evaluate such information relating to the economy,

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industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities here under, (ii) formulate a continuing program for the investment of the assets of the Portfolios in a manner consistent with its investment objective, policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by the Portfolios, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell securities from and to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers. The Adviser also provides the Portfolios with all necessary office facilities and personnel for servicing the Portfolios’ investments compensates all officers, Trustees and employees of the Trust who are officers, directors or employees of the Adviser, and all personnel of the Portfolios or the Adviser performing services relating to research, statistical and investment activities. The Advisory Agreement and sub-advisory agreement were approved by the Board, including by a majority of the Independent Trustees, at a meeting held on March 1-2, 2017.

In addition, the Adviser, subject to the supervision of the Board of Trustees, provides the management and administrative services necessary for the operation of the Portfolios. These services include providing facilities for maintaining the Trust’s organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the Portfolios; preparing all general shareholder communications and conducting shareholder relations; maintaining the Portfolios’ records and the registration of the Portfolios’ shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the Portfolios; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

The Adviser has entered into a sub-advisory agreement with the Sub-Adviser, Milliman Financial Risk Management LLC, and compensates the Sub-Adviser out of the investment advisory fees it receives from the TOPS® Hedged Equity Conservative Growth, TOPS® Hedged Equity Moderate Growth and TOPS® Hedged Equity Growth. The total amount of investment management fees payable by the TOPS® Hedged Equity Conservative Growth, TOPS® Hedged Equity Moderate Growth and TOPS® Hedged Equity Growth to the Adviser may not be changed without shareholder approval.

The following table sets forth the annual management fee rate payable by the Portfolios to the Adviser pursuant to the Advisory Agreement, expressed as a percentage of the Portfolios’ average daily net assets, computed daily and payable monthly:

PORTFOLIOS	TOTAL MANAGEMENT FEE
TOPS® Hedged Equity Conservative Growth ETF Portfolio	0.27%
TOPS ® Hedged Equity Moderate Growth ETF Portfolio	0.27%
TOPS ® Hedged Equity Growth ETF Portfolio	0.27%
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Expenses not expressly assumed by the Adviser under the Advisory Agreement are paid by the Trust. Under the terms of the Advisory Agreement, the Portfolios are responsible for the payment of the following expenses among others: (a) the fees payable to the Adviser, (b) the fees and expenses of Trustees who are not affiliated persons of the Adviser (c) the fees and certain expenses of the Custodian (as defined under the section entitled “Custodian”) and Transfer and Dividend Disbursing Agent (as defined under the section entitled “Transfer Agent”), including the cost of maintaining certain required records of the Portfolios and of pricing the Portfolios’ shares, (d) the charges and expenses of legal counsel and independent accountants for the Portfolios, (e) brokerage commissions and any issue or transfer taxes chargeable to the Portfolios in connection with its securities transactions, (f) all taxes and corporate fees payable by the Portfolios to governmental agencies, (g) the fees of any trade association of which the Trust may be a member, (h) the cost of share certificates representing shares of the Portfolios, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Portfolios and of its shares with the SEC, qualifying its shares under state securities laws, including the preparation and printing of the Portfolios’ registration statements and prospectuses for such purposes, (k) all expenses of shareholders and Trustees’ meetings (including travel expenses of trustees and officers of the Portfolios who are directors, officers or employees of the Adviser) and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders and (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Portfolios’ business.

Milliman Financial Risk Management LLC (the “Sub-Adviser”) with principal offices located at 71 S. Wacker Dr., 31st Floor, Chicago, IL 60606, serves as Sub-Adviser to the Portfolios. Subject to the authority of the Trust’s Board of Trustees and supervision by the Adviser, pursuant to a sub-advisory agreement, the Sub-Adviser is responsible for conducting each Portfolio’s hedging program according to each Portfolio’s investment objective, policies and restrictions. The Sub-Adviser is paid by the Adviser, a fee equivalent to 0.17% expressed as a percentage of the Portfolios’ average daily net assets, not the Portfolios.

Codes of Ethics

The Trust, Adviser, Sub-Adviser and distributor each have adopted codes of ethics (each a “Code”) under Rule 17j-1 under the 1940 Act that governs the personal securities transactions of their board members, officers and employees who may have access to current trading information of the Trust. Under the Trust’s Code, the Trustees are permitted to invest in securities that may also be purchased by the Portfolios.

In addition, the Trust has adopted a separate code of ethics that applies only to the Trust’s executive officers to ensure that these officers promote professional conduct in the practice of corporate governance and management. The purpose behind these guidelines is to promote i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; ii) full, fair, accurate, timely, and

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understandable disclosure in reports and documents that a registrant files with, or submits to, the SEC and in other public communications made by the Portfolios; iii) compliance with applicable governmental laws, rule and regulations; iv) the prompt internal reporting of violations of that code to an appropriate person or persons identified in the code; and v) accountability for adherence to the code.

Proxy Voting Policies

The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Trust, which delegate the responsibility for voting proxies to the Adviser, subject to the Board’s continuing oversight. The Policies require that the Adviser vote proxies received in a manner consistent with the best interests of the Portfolios and its shareholders. The Policies also require the Adviser to present to the Board, at least annually, the Adviser’s Proxy Policies and a record of each proxy voted by the Adviser on behalf of the Portfolios, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest. A copy of the Adviser’s proxy voting policies is attached hereto as Appendix B.

More information. Information regarding how the Portfolios voted proxies relating to securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling the Portfolios at 1-855-572-5945 and (2) on the SEC’s website at http://www.sec.gov and will be sent within three business days of receipt of a request.

DISTRIBUTION AND SHAREHOLDER SERVICES PLAN

Northern Lights Distributors, LLC (the “Distributor”) located at 17605 Wright Street, Omaha, Nebraska 68130, serves as the principal underwriter and national distributor for the shares of the Portfolio pursuant to an Underwriting Agreement with the Trust (the “Underwriting Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of Financial Industry Regulatory Authority (“FINRA”). The offering of the Portfolio’s shares are continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of Portfolio shares, will use reasonable efforts to facilitate the sale of the of the Portfolio’s shares.

The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated by the Portfolio at any time, without the payment of any penalty, by vote of a majority of the entire Board of the Trust or by vote of a

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majority of the outstanding shares of the Portfolio on 60 days’ written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days’ written notice to the Portfolio. The Underwriting Agreement will automatically terminate in the event of its assignment.

Rule 12b-1 Plan

Pursuant to a Distribution and Shareholder Services Plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) approved by the Board of Trustees, the Portfolios are authorized to pay the participating insurance company and other intermediaries, compensation for distribution and shareholder services. The Plan permits the Portfolios to pay compensation for account maintenance, shareholder services, distribution, sales and promotional activities at the annual rate of up to 0.25% for Class 2 shares of each Portfolio’s average net assets attributable to the class and up to 0.35% for Class 3 shares of each Portfolio’s average net assets attributable to the class and up to 0.50% for Investor Class shares of each Portfolio’s average net assets attributable to the class. Such fees are to be paid by the Portfolios monthly, or at such other intervals as the Board shall determine. Such fees shall be based upon each Portfolio’s average daily net assets during the preceding month, and shall be calculated and accrued daily. The participating insurance company and other intermediaries shall use such fee, among other things, to pay interest and principal where such payments have been financed.

The Trust is required to provide a written report, at least quarterly to the Board of Trustees of the Trust, specifying in reasonable detail the amounts expended pursuant to the Plan and the purposes for which such expenditures were made.

The initial term of the Plan is one year and it will continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by a majority of the Board of Trustees of the Trust and a majority of the Trustees who are not “interested persons” of the Trust and do not have a direct or indirect financial interest in the Plan (“Rule 12b-1 Trustees”) by votes cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be terminated at any time by the Trust or a Portfolio by vote of a majority of the Rule 12b-1 Trustees or by vote of a majority of the outstanding voting shares of that Portfolio. The Plan will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Plan may not be amended to increase materially the amount paid by the Portfolios, unless such amendment is approved by the vote of a majority of the outstanding voting securities of the Portfolios (as defined in the 1940 Act). All material amendments must be approved by a majority of the Board of Trustees of the Trust and a majority of the Rule 12b- 1 Trustees by votes cast in person at a meeting called for the purpose of voting on the Plan. During the term of the Plan, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of current non-interested Trustees. The Trust will preserve copies of the Plan, any related agreements, and all reports, for a period of not less than six years from the date of such document and for at least the first two years in an easily accessible place.

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Any agreement related to the Plan will be in writing and provide that: (a) it may be terminated by the Trust with respect to the Portfolios at any time upon sixty days’ written notice, without the payment of any penalty, by vote of a majority of the respective Rule 12b-1 Trustees, or by vote of a majority of the outstanding voting securities of the Trust or the Portfolios; (b) it will automatically terminate in the event of its assignment (as defined in the 1940 Act); and (c) it will continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on such agreement.

Additional Financial Intermediary Compensation

If you purchase shares of the Portfolios through a broker, fund trading platform or other financial intermediary (collectively, “intermediaries”), your intermediary may receive various forms of compensation (which may come directly or indirectly from the Portfolio) from the Distributor, the Adviser and/or their affiliates (which may include a Portfolio’s sub-adviser). Such payments may be based on a variety of factors, including sales of Portfolio shares through that intermediary or the value of shares held by investors through that intermediary. Compensation from the Distributor, the Adviser, Sub-Adviser and/or their affiliates may vary among intermediaries. The types or payments an intermediary may receive include:

•	Payments under a 12b-1 Plan which are asset based charges paid from the assets of the Portfolio.
•	Payments by the Distributor or Adviser/ Sub-Adviser out of its own assets. These payments are in addition to payments made under any 12b-1 Plan and may also be paid for shareholder services or other support services.

You should ask your intermediary for information about any payments it receives with respect to sale of shares of the Portfolios or shareholder support services provided for your account.

Trading platforms, brokerage firms and other intermediaries that sell Portfolio shares may make decisions about which investment options they will service and make available to their clients based on the payments these entities may be eligible to receive for their services. Therefore, payments to any intermediary may create potential conflicts of interest between that entity and its clients where that entity determines which investment options it will make available to those clients.

The maximum amount of compensation that may be paid to any intermediary under the 12b-1 Plan is 0.25%, 0.35%, 0.50% of average daily net assets for Class 2 shares, Class 3 shares and Investor Class shares, respectively.

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PORTFOLIO MANAGERS

Michael McClary and Adam Schenck are the Portfolio Managers of the Portfolios and are responsible for the day-to-day management of the Portfolios. As of January 31, 2017, for Mr. McClary and January 1, 2017, for Mr. Schenck; they were responsible for the management of the following types of accounts:

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Michael McClary
Registered Investment Cos.	9	$2,731,892,956	0	$0
Other Pooled Investment Vehicles	10	$220,127,402	0	$0
Other Accounts	6,454	$1,758,790,791	0	$0

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Adam Schenck
Registered Investment Cos.	46	$47,453,148,552	0	$0
Other Pooled Investment Vehicles	3	$323,924,507	0	$0
Other Accounts	0	$0	0	$0

Conflicts of Interest

The Adviser has not identified any material conflicts between the Portfolios and other accounts managed by the Adviser and Portfolio Managers. However, actual or apparent conflicts of interest may arise in connection with the day-to-day management of the Portfolios and other accounts because the Portfolio Managers manage other accounts. The management of the Portfolios and other accounts may result in unequal time and attention being devoted to the Portfolios and other accounts. Another potential conflict of interest may arise where another account has the same investment objective as the Portfolios, whereby the Portfolio Managers could favor one account over another. Further, a potential conflict could include the Portfolio Managers’ knowledge about the size, timing and possible market impact of Portfolios’ trades, whereby they could use this information to the advantage of other accounts and to the disadvantage of the Portfolios. These potential conflicts of interest could create the appearance that the Portfolio Managers are favoring one investment vehicle over another.

The Sub-Adviser has not identified any material conflicts between the Portfolios and other accounts managed by the Sub-Adviser and Portfolio Managers. However, actual or

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apparent conflicts of interest may arise in connection with the day-to-day management of the Portfolios and other accounts because the Portfolio Managers manage other accounts. The management of the Portfolios and other accounts may result in unequal time and attention being devoted to the Portfolios and other accounts. Another potential conflict of interest may arise where another account has the same investment objective as the Portfolios, whereby the Portfolio Managers could favor one account over another. Further, a potential conflict could include the Portfolio Managers’ knowledge about the size, timing and possible market impact of Portfolios’ trades, whereby they could use this information to the advantage of other accounts and to the disadvantage of the Portfolios. These potential conflicts of interest could create the appearance that the Portfolio Managers are favoring one investment vehicle over another.

Compensation.

Mr. McClary is paid a salary and is able to receive distributions based on the Adviser’s growth and profitability. Mr. Schenck is paid a salary and a discretionary bonus based in part on the profitability of the Sub-Adviser.

Ownership of Securities.

The following table shows the dollar range of equity securities beneficially owned by the Portfolio Managers in the Portfolios as of March 10, 2017.

Portfolio	Michael McClary	Adam Schenck
TOPS® Hedged Equity Conservative Growth ETF Portfolio	None	None
TOPS ® Hedged Equity Moderate Growth ETF Portfolio	None	None
TOPS ® Hedged Equity Growth ETF Portfolio	None	None

ALLOCATION OF PORTFOLIO BROKERAGE

Specific decisions to purchase or sell securities for the Portfolios are made by the Portfolio Managers who are employed by the Adviser. The Adviser is authorized by the Trustees to allocate the orders placed by it on behalf of the Portfolios to brokers or dealers who may, but need not, provide research or statistical material or other services to the Portfolios or the Adviser for the Portfolios’ use. Such allocation is to be in such amounts and proportions as the Adviser may determine.

In selecting a broker or dealer to execute each particular transaction, the Adviser will take the following into consideration:

•             the best net price available;

•             the reliability, integrity and financial condition of the broker or dealer;

•             the size of and difficulty in executing the order; and

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•	the value of the expected contribution of the broker or dealer to the investment performance of the Portfolios on a continuing basis.

Brokers or dealers executing a portfolio transaction on behalf of the Portfolios may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage, research and other services provided to the Portfolios. In allocating portfolio brokerage, the Adviser may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Adviser exercises investment discretion. Some of the services received as the result of Portfolios transactions may primarily benefit accounts other than the Portfolios’, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Portfolios.

Specific decisions to purchase or sell futures contracts for the Portfolios are made by the Portfolio Managers who are employed by the Sub-Adviser. The Sub-Adviser is authorized by the Trustees to allocate the orders placed by it on behalf of the Portfolios to brokers or dealers who may, but need not, provide research or statistical material or other services to the Portfolios or the Sub-Adviser for the Portfolios’ use. Such allocation is to be in such amounts and proportions as the Sub-Adviser may determine.

In selecting a broker or dealer to execute each particular transaction, the Sub-Adviser will take the following into consideration:

  the best net price available;
  the reliability, integrity and financial condition of the broker or dealer;
  the size of and difficulty in executing the order; and
  the value of the expected contribution of the broker or dealer to the investment performance of the Portfolios on a continuing basis.

Brokers or dealers executing a transaction on behalf of the Portfolios may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Sub-Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage, research and other services provided to the Portfolios. In allocating portfolio brokerage, the Sub-Adviser may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Adviser exercises investment discretion. Some of the services received as the result of Portfolios transactions may primarily benefit accounts other than the Portfolios’, while services received as the result of transactions effected on behalf of those other accounts may primarily benefit the Portfolios.

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PORTFOLIO TURNOVER

The Portfolios’ portfolio turnover rate is calculated by dividing the lesser of purchases or sales of securities for the fiscal year by the monthly average of the value of the securities owned by the Portfolios during the fiscal year. The calculation excludes from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolios. A 100% turnover rate would occur if all of a Portfolio’s securities were replaced once within a one-year period.

OTHER SERVICE PROVIDERS

Fund Administration, Fund Accounting and Transfer Agent Services

Gemini Fund Services, LLC (“GFS”), which has its principal office at 80 Arkay Drive, Suite 110., Hauppauge, New York 11788, serves as administrator, fund accountant and transfer agent for the Portfolios pursuant to a Fund Services Agreement (the “Agreement”) with the Trust and subject to the supervision of the Board. GFS is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. GFS is an affiliate of the Distributor. GFS may also provide persons to serve as officers of the Portfolios. Such officers may be directors, officers or employees of GFS or its affiliates.

The Agreement became effective on February 23, 2011 and will remain in effect for two years from the applicable effective date for each Portfolio, and will continue in effect for successive twelve-month periods provided that such continuance is specifically approved at least annually by a majority of the Board. The Agreement is terminable by the Board or GFS on 90 days’ written notice and may be assigned by either party, provided that the Trust may not assign this agreement without the prior written consent of GFS. The Agreement provides that GFS shall be without liability for any action reasonably taken or omitted pursuant to the Agreement.

Under the Agreement, GFS performs administrative services, including: (1) monitoring the performance of administrative and professional services rendered to the Trust by others service providers; (2) monitoring each Portfolio’s holdings and operations for post-trade compliance with the Portfolio’s registration statement and applicable laws and rules; (3) preparing and coordinating the printing of semi-annual and annual financial statements; (4) preparing selected management reports for performance and compliance analyses; (5) preparing and disseminating materials for and attending and participating in meetings of the Board; (6) determining income and capital gains available for distribution and calculating distributions required to meet regulatory, income, and excise tax requirements; (7) reviewing the Trust’s federal, state, and local tax returns as prepared and signed by the Trust’s independent public accountants; (8) preparing and maintaining the Trust’s operating expense budget to determine proper expense accruals to be charged to each Portfolio to calculate its daily net asset value; (9) assisting in and monitoring the preparation, filing, printing and where applicable, dissemination

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to shareholders of amendments to the Trust’s Registration Statement on Form N-1A, periodic reports to the Trustees, shareholders and the SEC, notices pursuant to Rule 24f-2, proxy materials and reports to the SEC on Forms N-SAR, N-CSR, N-Q and N-PX; (10) coordinating the Trust’s audits and examinations by assisting each Portfolio’s independent public accountants; (11) determining, in consultation with others, the jurisdictions in which shares of the Trust shall be registered or qualified for sale and facilitating such registration or qualification; (12) monitoring sales of shares and ensure that the shares are properly and duly registered with the SEC; (13) monitoring the calculation of performance data for the Portfolios; (14) preparing, or causing to be prepared, expense and financial reports; (15) preparing authorizations for the payment of Trust expenses and pay, from Trust assets, all bills of the Trust; (16) providing information typically supplied in the investment company industry to companies that track or report price, performance or other information with respect to investment companies; (17) upon request, assisting each Portfolio in the evaluation and selection of other service providers, such as independent public accountants, printers, EDGAR providers and proxy solicitors (such parties may be affiliates of GFS); and (18) performing other services, recordkeeping and assistance relating to the affairs of the Trust as the Trust may, from time to time, reasonably request.

GFS also provides the Portfolios with accounting services, including: (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of each Portfolio’s listing of securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for each Portfolio; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Portfolios’ custodian and Adviser; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Portfolios.

GFS also acts as transfer, dividend disbursing, and shareholder servicing agent for the Portfolios pursuant to the Agreement. Under the Agreement, GFS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

Each Portfolio pays GFS, on a monthly basis, an annual asset based fee for all other ordinary operating expenses which include: costs incurred in connection with the maintenance of securities law registration, printing and mailing Prospectuses and Statements of Additional Information to shareholders, certain financial accounting services, taxes or governmental fees, custodial, transfer and shareholder servicing agent costs, expenses of outside counsel and independent accountants, preparation of shareholder reports and expenses of trustee and shareholder meetings. Certain extraordinary expenses such as expenses incurred in connection with any merger, reorganization or litigation would be borne by the Portfolios.

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Custodian

Fifth Third Bank (the “Custodian”) serves as the custodian of the Portfolios’ assets pursuant to a Custody Agreement by and between the Custodian and the Trust on behalf of the Portfolios. The Custodian’s responsibilities include safeguarding and controlling the Portfolios’ cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Portfolios’ investments. Pursuant to the Custody Agreement, the Custodian also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Adviser. The Portfolios may employ foreign sub-custodians that are approved by the Board to hold foreign assets. The Custodian’s principal place of business is 38 Fountain Square Plaza, Cincinnati, OH 45263.

Compliance Services

Northern Lights Compliance Services, LLC (“NLCS”), 17605 Wright Street, Suite 2, Omaha, NE 68130, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust as well as related compliance services pursuant to a consulting agreement between NLCS and the Trust. NLCS’s compliance services consist primarily of reviewing and assessing the policies and procedures of the Trust and its service providers pertaining to compliance with applicable federal securities laws, including Rule 38a-1 under the 1940 Act. For the compliance services rendered to the Portfolios, GFS pays NLCS a portion of the fee it receives from the Portfolios for administrative services.

DESCRIPTION OF SHARES

Each share of beneficial interest of the Trust has one vote in the election of Trustees. Cumulative voting is not authorized for the Trust. This means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in that event, the holders of the remaining shares will be unable to elect any Trustees.

Shareholders of the Trust and any other future series of the Trust will vote in the aggregate and not by series except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interest of the shareholders of a particular series. Matters such as ratification of the independent public accountants and election of Trustees are not subject to separate voting requirements and may be acted upon by shareholders of the Trust voting without regard to series.

The Trust is authorized to issue an unlimited number of shares of beneficial interest. Each share has equal dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to any shares of the Portfolios. All shares issued are fully paid and non-assessable.

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ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by Section 352 the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA Patriot Act”). To ensure compliance with this law, the Trust’s Program is written and has been approved by the Trust’s Board of Trustees. The Program provides for the development of policies, procedures and internal controls reasonably designed to prevent money laundering, the designation of an anti-money laundering compliance officer who is responsible for implementing and monitoring the Program, ongoing anti-money laundering training for appropriate persons and an independent audit function to determine the effectiveness of the Program. The Trust’s secretary serves as its Anti-Money Laundering Compliance Officer.

Procedures to implement the Program include, but are not limited to, determining that the Transfer Agent and the participating insurance company and other intermediaries have established reasonable anti-money laundering procedures, have reported suspicious and/or fraudulent activity and have completed thorough reviews of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA Patriot Act.

As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

PURCHASE, REDEMPTION AND

PRICING OF SHARES

Calculation of Share Price

As indicated in the Prospectus under the heading “How Shares are Priced,” the net asset value (“NAV”) of the Portfolios’ shares is determined by dividing the total value of a Portfolio’s investments and other assets, less any liabilities, by the total number of shares outstanding of a Portfolio.

Generally, securities are valued each day at the last quoted sales price on each security’s principal exchange. Securities traded or dealt in on one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to

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restrictions against resale shall be valued at the last quoted sales price on the day of valuation on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded on NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board, with reference to other securities or indexes. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options; futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

Portfolio shares are valued at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Portfolios normally use pricing data for domestic equity securities received shortly after the NYSE closes, usually 4:00 p.m. Eastern time (“NYSE Close”), and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Portfolios or their agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day.

When market quotations are insufficient or not readily available, instead of valuing securities in the usual manner, the Portfolios may value securities at fair value or estimate their value as determined in good faith by the Board or their designees, pursuant to procedures approved by the Board. Fair valuation may also be used by the Board if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

A Portfolio may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one of more representatives from each of the (i) Trust, (ii) administrator, and (iii) Adviser. The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board

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reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Value Team and Valuation Process. This team is composed of one of more representatives from each of the (i) Trust, (ii) administrator, and (iii) Adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the Adviser,the prices or values available do not represent the fair value of the instrument. Factors which may cause the Adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Portfolio’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the Adviser or Sub-Adviser valuation based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the Adviser or Sub-Adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Portfolio’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Standards For Fair Value Determinations. As a general principle, the fair value of a security is the amount that a Portfolio might reasonably expect to realize upon its current sale. The Trust has adopted Financial Accounting Standards Board Statement of Financial Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures (“ASC 820”). In accordance with ASC 820, fair value is defined as the price that the Portfolio would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 establishes a three-tier hierarchy to maximize

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the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability, developed based on the best information available under the circumstances.

Various inputs are used in determining the value of each Portfolio’s investments relating to ASC 820. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including a Portfolio’s own assumptions in determining the fair value of investments).

The fair value team takes into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of a portfolio manager of the Portfolio with respect to the valuation of the security; (v) whether the same or similar securities are held by other funds managed by the Adviser or other funds and the method used to price the security in those funds; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formulae produced by independent third parties and (vii) the liquidity or illiquidity of the market for the security.

Board of Trustees Determination. The Board of Trustees meets at least quarterly to consider the valuations provided by fair value team and ratify valuations for the applicable securities. The Board of Trustees considers the reports provided by the fair value team, including follow up studies of subsequent market-provided prices when available, in reviewing and determining in good faith the fair value of the applicable securities.

The Trust expects that the New York Stock Exchange will be closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

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Purchase of Shares

Orders for shares received by the Portfolios in good order prior to the NYSE Close on each day that the NYSE is open for trading are priced at the NAV per share computed as of the close of the regular session of trading on the NYSE. Orders received in good order after the NYSE Close, or on a day it is not open for trading, are priced at the close of such NYSE on the next day on which it is open for trading at the next determined NAV per share.

Redemption of Shares

The Portfolios will redeem all or any portion of a shareholder’s shares of the Portfolios when requested in accordance with the procedures set forth in the “Redemptions” section of the Prospectus. Under the 1940 Act, a shareholder’s right to redeem shares and to receive payment therefore may be suspended at times:

(a) when the NYSE is closed, other than customary weekend and holiday closings;

(b) when trading on that exchange is restricted for any reason;

(c) when an emergency exists as a result of which disposal by the Portfolios of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Portfolios fairly to determine the value of their net assets, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or

(d) when the SEC by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the net asset value next determined after the termination of the suspension.

TAX STATUS

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax advisor regarding their investment in a Portfolio.

The Portfolios have qualified and intends to continue to qualify and has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and intends to continue to so qualify, which requires compliance with certain requirements concerning the sources of their income, diversification of their assets, and the amount and timing of their distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, the Portfolios should not be subject to federal income or excise tax on their net investment income or net capital gain, which are distributed to

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shareholders in accordance with the applicable timing requirements. Net investment income and net capital gain of the Portfolios will be computed in accordance with Section 852 of the Code.

Net investment income is made up of dividends and interest less expenses. Net capital gain for a fiscal year is computed by taking into account any capital loss carryforward of the Portfolios. Capital losses incurred in tax years beginning December 22, 2010 may now be carried forward indefinitely and retain the character of the original loss. Under previously enacted laws, capital losses could be carried forward to offset any capital gains for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. Capital loss carry forwards are available to offset future realized capital gains. To the extent that these carry forwards are used to offset future capital gains it is probable that the amount offset will not be distributed to shareholders.

The Portfolios intend to distribute all of their net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Code and therefore should not be required to pay any federal income or excise taxes. Distributions of net investment income and net capital gain will be made after June 30, the end of each fiscal year, and no later than December 31 of each year. Both types of distributions will be in shares of the Portfolios unless a shareholder elects to receive cash.

To be treated as a regulated investment company under Subchapter M of the Code, the Portfolios must also (a) derive at least 90% of their gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify their holding so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Portfolios’ assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Portfolios’ assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of their assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer, two or more issuers which the Portfolios control and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If the Portfolios fail to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such the Portfolios would be required to pay income taxes on their net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Portfolios generally would not be liable for income tax on the Portfolios’ net investment income or net realized capital gains in their individual capacities.

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The Portfolios are subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Portfolios’ ordinary income for the calendar year and at least 98.2% of their capital gain net income (i.e., the excess of their capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Portfolios during the preceding calendar year. Under ordinary circumstances, the Portfolios expect to time their distributions so as to avoid liability for this tax.

For a discussion of the tax consequences to holders of variable life or annuity contracts, refer to the prospectuses or other documents you received when you purchased your variable life or variable annuity contracts. Variable life or variable annuity contracts purchased through insurance company separate accounts provide for the accumulation of all earnings from interest, dividends, and capital appreciation without current federal income tax liability for the owner. Depending on the variable annuity or variable life contract, distributions from the contract may be subject to ordinary income tax and, in addition, on distributions before age 59 1/2, a 10% penalty tax. Only the portion of a distribution attributable to income on the investment in the contract is subject to federal income tax. Investors should consult with competent tax advisors for a more complete discussion of possible tax consequences in a particular situation.

Other Reporting and Withholding Requirements. Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by a Portfolio after June 30, 2014 and (b) certain capital gain distributions and the proceeds arising from the sale of Portfolio shares paid by the Portfolio after December 31, 2016. FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. A Portfolio may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of a Portfolio fails to provide the Portfolio with appropriate certifications or other documentation concerning its status under FATCA.

Additional Diversification Requirement. In addition to the diversification requirements applicable to all regulated investment companies discussed above, the Code imposes certain diversification standards on the underlying assets of variable life or variable annuity contracts held in the Portfolios. The Code provides that a variable annuity contract shall not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the Treasury Department, adequately diversified.

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Disqualification of the variable life or variable annuity contract as such would result in immediate imposition of federal income tax on variable life or variable annuity contract owners with respect to earnings allocable to the contract. This liability would generally arise prior to the receipt of payments under the contract.

The Portfolios intend to comply, and continue to comply, with the diversification requirement imposed by Section 817(h) of the Code and the regulations thereunder on insurance company segregated asset (i.e., separate) accounts. This requirement places certain limitations on the assets of each insurance company separate account, and, because section 817(h) and those regulations treat the assets of the Portfolios as assets of the related separate account, of the Portfolios, that may be invested in securities of a single issuer. Specifically, the regulations require that, except as permitted by the “safe harbor” described below, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the total assets of the Portfolios may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. government agency or instrumentality is considered a separate issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements are satisfied and no more than 55% of the value of the account’s total assets are cash and cash items, U.S. Government Securities and securities of other registered investment companies. Failure of the Portfolios to satisfy the Section 817(h) requirements would result in taxation of the insurance company issuing the Contracts and treatment of the holders other than as described in the applicable Contract prospectus.

Treasury regulations provide that a variable annuity contract will be able to look through to the assets held by the Portfolios for the purpose of meeting the diversification test if the Portfolios meet certain requirements. The Portfolios will be managed in such a manner as to comply with the diversification requirements and to allow the variable annuity contracts to be treated as owning a proportionate share of the Portfolios’ assets. It is possible that in order to comply with the diversification requirements, less desirable investment decisions may be made which would affect the investment performance of the Portfolios.

The above discussion of the federal income tax treatment of the Portfolios assumes that all the insurance company accounts holding shares of the Portfolios are either segregated asset accounts underlying variable contracts as defined in Section 817(d) of the Code or the general account of an insurance company as defined in Section 816 of the Code. Additional tax consequences may apply to holders of variable contracts investing in a Portfolio if any of those contracts are not treated as annuity, endowment or life insurance contracts.

Under Treasury regulations, if a shareholder realizes a loss on a disposition of the Portfolios’ shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (such as an insurance company holding the separate accounts referenced in this SAI), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of Portfolio securities are in many cases excepted from this

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reporting requirement, but under current guidance, shareholders of a regulated investment company, such as the separate accounts that own shares of the Portfolios, are not accepted. This filing requirement applies even though, as a practical matter, any such loss would not reduce the taxable income of the insurance company holding the separate accounts. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.

Shareholders should consult their tax advisors about the application of federal, state and local and foreign tax law in light of their particular situation.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Portfolios have selected BBD, LLP, located at 1835 Market Street, 26th Floor, Philadelphia, PA 19103, as their independent registered public accounting firm for the current fiscal year. The firm provides services including (1) audit of annual financial statements, and (2) assistance and consultation in connection with SEC filings.

LEGAL COUNSEL

Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, Ohio, 43215 serves as the Trust’s legal counsel.

FINANCIAL STATEMENTS

The Portfolios have not yet commenced operations and, therefore, has not produced financial statements. Once produced, you can obtain a copy of the Annual or Semi-Annual Report without charge by calling the Portfolios at 1-855-572-5945.

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APPENDIX A

DESCRIPTION OF BOND RATINGS

Standard & Poor’s Ratings Group. A Standard & Poor’s corporate bond rating is a current assessment of the credit worthiness of an obligor with respect to a specific obligation. This assessment of credit worthiness may take into consideration obligors, such as guarantors, insurers or lessees. The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished to Standard & Poor’s by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform any audit in connection with the ratings and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, unavailability of such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

1. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

2. Nature of and provisions of the obligation.

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or their arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

AAA - This is the highest rating assigned by Standard & Poor’s to a debt obligation and indicates an extremely strong capacity to pay interest and repay any principal.

AA - Debt rated AA also qualifies as high quality debt obligations. Capacity to pay interest and repay principal is very strong and in the majority of instances they differ from AAA issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on a balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.

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BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC - Debt rated CCC has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC - The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1 - The rating C1 is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in payment default. It is used when interest payments or principal payments are not made on a due date even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace periods; it will also be used upon a filing of a bankruptcy petition if debt service payments are jeopardized. Plus (+) or Minus (-) - To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR - indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular type of obligation as a matter of policy. Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate issues. The ratings measure the credit worthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as “Investment Grade” ratings) are generally regarded as eligible for bank investment. In addition, the Legal Investment Laws of various states may impose certain rating or other standards for obligations

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eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

Moody’s Investors Service, Inc. A brief description of the applicable Moody’s rating symbols and their meanings follows:

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge”. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Some bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NOTE: Bonds within the above categories which possess the strongest investment attributes are designated by the symbol “1” following the rating.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

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C - Bonds which are rated C are the lowest rated class of bonds and issue so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Duff & Phelps, Inc.: AAA-- highest credit quality, with negligible risk factors; AA -- high credit quality, with strong protection factors and modest risk, which may vary very slightly from time to time because of economic conditions; A-- average credit quality with adequate protection factors, but with greater and more variable risk factors in periods of economic stress. The indicators “+” and “-” to the AA and A categories indicate the relative position of a credit within those rating categories.

Fitch Investors Service LLP.: AAA -- highest credit quality, with an exceptionally strong ability to pay interest and repay principal; AA -- very high credit quality, with very strong ability to pay interest and repay principal; A -- high credit quality, considered strong as regards principal and interest protection, but may be more vulnerable to adverse changes in economic conditions and circumstances. The indicators “+” and “-” to the AA, A and BBB categories indicate the relative position of credit within those rating categories.

DESCRIPTION OF NOTE RATINGS

A Standard & Poor’s note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.) Note rating symbols are as follows:

•             SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

•             SP-2 Satisfactory capacity to pay principal and interest.

•             SP-3 Speculative capacity to pay principal and interest.

Moody’s Short-Term Loan Ratings - Moody’s ratings for state and municipal short-term obligations will be designated Moody’s Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of major importance in bond risk are of lesser importance over the short run.

Rating symbols and their meanings follow:

•             MIG 1 - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

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•             MIG 2 - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

•             MIG 3 - This designation denotes favorable quality. All security elements are accounted for but this is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

•             MIG 4 - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

COMMERCIAL PAPER RATINGS

Moody’s Investors Service, Inc.: Commercial paper rated “Prime” carries the smallest degree of investment risk. The modifiers 1, 2, and 3 are used to denote relative strength within this highest classification.

Standard & Poor’s Ratings Group: “A” is the highest commercial paper rating category utilized by Standard & Poor’s Ratings Group which uses the numbers 1+, 1, 2 and 3 to denote relative strength within its “A” classification.

Duff & Phelps Inc.: Duff 1 is the highest commercial paper rating category utilized by Duff & Phelps which uses + or - to denote relative strength within this classification. Duff 2 represents good certainty of timely payment, with minimal risk factors. Duff 3 represents satisfactory protection factors, with risk factors larger and subject to more variation.

Fitch Investors Service LLP.: F-1+ -- denotes exceptionally strong credit quality given to issues regarded as having strongest degree of assurance for timely payment; F-1 -- very strong, with only slightly less degree of assurance for timely payment than F-1+; F-2 -- good credit quality, carrying a satisfactory degree of assurance for timely payment.

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APPENDIX B

PROXY VOTING POLICIES AND PROCEDURES

Proxy Voting

Principles and Guidelines

ValMark Advisers, Inc. Proxy Voting Policy

I.	Background

ValMark Advisers, Inc. (“Firm”), as a matter of policy and as a fiduciary, has responsibility for voting proxies for the securities held within the TOPS® ETF Portfolios (“Portfolios”). The Portfolios are variable insurance trusts advised by the Firm. Each Portfolio exercises its proxy voting rights with regard to its investments. The Board of the Portfolios has deferred to and relies on the Firm to decide how the Portfolios should cast their proxy votes. This policy is based on the recognition that the Firm currently does not accept and is not responsible for voting proxies for any other client; if the Firm were to vote proxies for any other client, the Firm would revise the Proxy Voting policy and procedures as needed.

Proxy voting is an important right of shareholders, and the Firm undertakes to use reasonable care and diligence in an effort to vote proxies properly and timely. Investment advisers registered with the SEC who exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of the Portfolios; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; and (c) to describe to clients its proxy voting policies and procedures and, upon request, furnish a copy to clients.

II.	Responsibility

ValMark Advisers, Inc. adopts the following proxy voting policy and procedures in accordance with Rule 206(4)-6 of the Investment Advisers Act of 1940 (“1940 Act”). These policies and procedures are effective as of April 1, 2015, and amend a prior policy maintained by the Firm.

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III.	Policy
  Principle

The Firm’s primary purpose and fiduciary responsibility is to vote proxies in the best economic interests of the Portfolios. The Firm will generally vote for, against, or abstain from voting as indicated below.

  Voting Guidelines

The TOPS ETF Portfolios invest in non-affiliated, open-end investment companies (specifically, exchange traded funds or ETFs). The Portfolios may also invest in other securities that do not issue proxy notices. If the Portfolios begin to invest in securities that issue proxy notices besides ETFs, the Firm will update its proxy policy and procedures to the extent required.

The Portfolios invest in ETFs in excess of the limits in section 12(d)(1)(A) of the 1940 Act. The Portfolios avail themselves of the safe harbor of section 12(d)(1)(F) of the 1940 Act. The safe harbor allows the Portfolios to hold ETFs in excess of the limits of 12(d)(1)(A) if, among other things, the Portfolios vote proposals on proxies related to underlying investment companies in the same proportion as the votes of holders of all such securities. The Firm will implement this concept by “mirror voting”. Mirror voting means that the Firm will cast a Portfolio’s votes in the same proportion as that of shares cast through the Firm’s proxy vendor as of the proxy vendor’s cutoff time for such votes (currently, 8 A.M. the day before the meeting date), or in accordance with instructions received from Portfolio shareholders, pursuant to Section 12(d)(1)(F) of the 1940 Act. Proxy records will be maintained by the Firm for future reference.

  Conflicts of Interest

If a conflict of interest ever arises between the Firm and the Portfolios regarding the outcome of a proxy vote, the Firm is committed to resolving the conflict in the best economic interest of the Portfolios before the proxy in question is voted. The Adviser will disclose the conflict to the Chief Compliance Officer for the Portfolios before voting, and solicit direction from him or her as to how to vote or suggest the Portfolios engage another party to determine how the proxy should be voted.

  More Information

The Firm’s voting record is available, free of charge, by contacting the Portfolios’ Transfer Agent, Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, Nebraska 68130, or by calling 1-855-572-5945. The proxy voting policy and procedures are also described in the Firm’s Form ADV Part 2A and the Portfolios’ statement of additional information.

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IV.	Procedures
  Voting Procedures

The Portfolios’ qualified fund custodian receives the proxy materials sent to the Portfolios. The Firm and the Portfolios’ custodian have partnered with a third-party proxy vendor, currently, Broadridge Investor Communication Solutions, Inc. (“Broadridge”), to vote proxies sent to the Portfolios. When a proxy action relates to an ETF held by a Portfolio, the proxy vendor sends notice to the Firm and the custodian. The custodian notifies proxy vendor of the number of shares owned by each Portfolio as of the record date stated in the proxy materials. The custodian will reconcile any share issues with the proxy vendor, consulting with the Firm when needed. The Firm will use best efforts to assist the custodian and proxy vendor to reconcile any share issues. If the share issues cannot be reconciled by the cut-off time set by the proxy vendor and results in a Portfolio’s shares not being voted, the Firm will investigate with the custodian and proxy vendor, and adjust procedures as needed to prevent future, similar reoccurrences. Once the shares available for vote have been established, the Firm will cast proxy votes in accordance with the Firm’s policy and Broadridge’s procedures.

  Reporting Procedures

When the Firm votes proxies on behalf of a Portfolio, the Firm will complete a Form N-PX Report and keep a copy of each completed Form N-PX Report. The following information generally is needed to complete a Form N-PX report:

1. The name of the issuer of the portfolio security;

2. The exchange ticker symbol of the portfolio security;

3. The CUSIP number (may be omitted if not available through reasonably practicable means);

4. The shareholder meeting date;

5. A brief description of the matter voted on;

6. Whether the matter was proposed by the issuer or the security holder;

7. Whether the Portfolio cast its vote on the matter;

8. How the Portfolio cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors)

9. Whether the Portfolio cast its vote for or against management

At least 30 days prior to August 31, the Firm will review proxy voting records to determine whether any proxy votes were cast on behalf of the Portfolios for which reports were not completed. If unreported votes are discovered, the Firm will document an explanation. The Firm will compile all Form N-PX Reports for the 12-month period ending June 30 and make them available to the Portfolios for filing with the SEC.

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  Certifications

Periodically, generally, quarterly, the Portfolios may request the Firm certify that it is adhering to its proxy voting policy and procedures.

  Disclosure

The Firm will provide conspicuously displayed information in its Form ADV Part 2A, summarizing the proxy voting policy and procedures, and provide a copy of the proxy voting policy and procedures for inclusion in the Portfolios’ statement of additional information.

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